As filed with the Securities and Exchange Commission on January 16, 2004

                                                               Registration Nos.

  =============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     [ ] Pre-Effective Amendment No. _ [ ] Post-Effective Amendment No. ___
                              --------------------
                          THE PHOENIX EDGE SERIES FUND
               (Exact Name of Registrant as Specified in Charter)
                              --------------------
                        c/o Variable Products Operations
                         Phoenix Life Insurance Company
               101 Munson Street, Greenfield, Massachusetts 01301
                    (Address of Principal Executive Offices)

                                 (800) 541-0171
              (Registrants' Telephone Number, including Area Code)
                              --------------------
                              John R. Flores, Esq.
                       c/o Phoenix Life Insurance Company
               One American Row, Hartford, Connecticut 06102-5056
                     (Name and address of Agent for Service)

                              --------------------
                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.
                              --------------------
         Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, which permits registration of an indefinite number of shares of beneficial interest. Accordingly, no filing fee is due in connection with this Registration Statement.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
============================================================================

                          THE PHOENIX EDGE SERIES FUND

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)




                                                     Caption or Location in
Form N-14 Item No. and Caption                       Prospectus/Proxy Statement
------------------------------                       --------------------------

Part A Information Required in Prospectus/Proxy Statement
------
1.  Beginning of Registration Statement              Cover Page
    and Outside Front Cover Page
    of Prospectus

2.  Beginning and Outside Back Cover                 Table of Contents
    Page of Prospectus

3.  Fee Table, Synopsis Information and Risk         Synopsis; Principal Risk Factors; Comparison of Factors Investment Objectives
                                                     and Policies

4.  Information about the Transaction                Synopsis; The Proposed Reorganization; Comparative Information on Shareholder
                                                     Rights; Appendix A (Form of Agreement and Plan of Reorganization)

5.  Information about the Registrant                 Cover Page; Synopsis; Principal Risk Factors; Comparison of Investment
                                                     Objectives and Policies; The Proposed Reorganization; Comparative Information
                                                     on Distribution Arrangements; Comparative Information on Shareholder Services;
                                                     Comparative Information on Shareholder Rights; Management and Other Service
                                                     Providers; Additional Information About The Funds; Current Prospectus of
                                                     Registrant

6.  Information about the Company Being              Synopsis; Comparison of Investment Objectives and Policies; The Proposed
    Acquired                                         Reorganization; Comparative Information on Distribution Arrangements;
                                                     Comparative Information on Shareholder Services; Comparative Information on
                                                     Shareholder Rights; Additional Information About The Funds; Prospectus of the
                                                     Registrant dated May 1, 2003

7.  Voting Information                               Synopsis; The Proposed Reorganization; Comparative Information on Shareholder
                                                     Rights; Voting Information

8.  Interest of Certain Persons and Experts          The Proposed Reorganization

9.  Additional Information Required for              Not Applicable
    Reoffering By Persons Deemed to be
    Underwriters

                                                     Caption or Location in
Form N-14 Item No. and Caption                       Prospectus/Proxy Statement
------------------------------                       --------------------------

Part B:  Information Required in Statement of Additional Information

10. Cover Page                                       Cover Page

11. Table of Contents                                Table of Contents

12. Additional Information about the Registrant      Cover Page; Statement of Additional Information of Registrant, dated _________

13. Additional Information about the                 See item 12
    Company Being Acquired

14. Financial Statements                             Annual Report of the Registrant for the year ended December 31, 2002;
                                                     Semiannual Report of the Registrant for the six-month period ended June 30,
                                                     2003; and ProForma Financial Statements for the period ended September 30, 2003

Part C:  Other Information

15. Indemnification                                  Indemnification

16. Exhibits                                         Exhibits

17. Undertakings                                     Undertakings

                                     PART A

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

                                   A series of
                          The Phoenix Edge Series Fund
                  c/o Phoenix Variable Products Mail Operations
                                  P.O. Box 8037
                              Boston, MA 02266-8027
                                 (800) 541-0171
                           --------------------------

                                                              February ___, 2004

Dear Contract/Policyholder:

   The Phoenix-Janus Flexible Income Series (the "Merging Series"), a series of The Phoenix Edge Series Fund (the "Trust"), will hold a Special Meeting of Shareholders at 10:00 a.m., local time, on March 17, 2004, at One American Row, Hartford, Connecticut. At the meeting, Phoenix Life Insurance Company ("PLIC") and its affiliates will vote on an Agreement and Plan of Reorganization under which the Merging Series will be combined with the Phoenix-Goodwin Multi-Sector Fixed Income Series (the "Surviving Series"), another series of the Trust. The Surviving Series has a similar investment objective to that of the Merging Series. If the reorganization agreement is implemented, the separate accounts holding shares of the Merging Series will receive shares of the Surviving Series with an aggregate value equal to the aggregate net asset value of your investment in the Merging Series. No sales charge will be imposed in connection with the reorganization. PLIC will pay all costs of the reorganization. The reorganization will be conditioned upon receipt of an opinion of counsel indicating that the reorganization will qualify as a tax-free reorganization for federal income tax purposes.

   The Board of Trustees of the Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of the Merging Series and its shareholders.

   As an owner of a variable annuity or variable life insurance contract issued by PLIC or one of its affiliated insurance companies ("Phoenix"), you have the contractual right to instruct the insurance company how to vote the shares of the Merging Series at this meeting. Although you are not directly a shareholder of the Merging Series, some of your contract value is invested in the Merging Series pursuant to your policy or contract. For the limited purposes of this prospectus and proxy statement, the term "shareholder" refers to you as the contract/policy owner, unless the context otherwise requires. Therefore, the Board of Trustees recommends that you vote in favor of the reorganization agreement. It is very important that you vote and that your vote be received no later than March 17, 2004. If the voting instructions card is executed and no direction is made, you will be considered as voting FOR the proposal and, in the discretion of the insurance company, upon such other business as may properly come before the Special Meeting.

   We have enclosed a copy of the Notice of Special Meeting of Shareholders, the Proxy Statement and a card entitled "Voting Instructions". This card should be used to register your vote on the proposals to be acted upon at the Special Meeting. It is important for you to provide voting instructions with respect to the issues described in the accompanying Prospectus/Proxy Statement. We recommend that you read the Proxy Statement in its entirety as the explanations will help you to decide what voting instructions you would like to provide.

   Voting instructions executed by you may be revoked at any time prior to Phoenix voting the shares represented thereby by your providing Phoenix with a properly executed written revocation of such voting instructions, or by your providing Phoenix with proper later dated voting instructions by telephone or by the Internet.

   As a convenience, you can provide voting instructions in any one of four ways:

   THROUGH THE INTERNET - [_________________]

   BY TELEPHONE - (___) ___-____

   BY MAIL - using the enclosed Voting Instructions Card(s) and postage paid envelope

   IN PERSON - at the Special Meeting

   We encourage you to vote by telephone or Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and costs of this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

   Your vote on these matters is important. Please complete the Voting Instructions Card and return it promptly in the envelope provided or vote using one of the other methods described above. Please respond - in order to avoid the additional expense of further solicitation, we ask that you vote promptly. It is important that your policy or contract be represented.



Sincerely,



Philip R. McLoughlin
President

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

                                   A SERIES OF
                          THE PHOENIX EDGE SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                           --------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 17, 2004

                           --------------------------



To The Contract and Policy Holders:

   The Phoenix-Janus Flexible Income Series, a series of The Phoenix Edge Series Fund (the "Trust"), a Massachusetts business trust, will hold a Special Meeting of Shareholders at One American Row, Hartford, Connecticut, on March 17, 2004, at 10:00 a.m., local time, for the following purposes:

   1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated March 17, 2004, and the transactions it contemplates, including (a) the transfer of all of the assets of the Phoenix-Janus Flexible Income Series (the "Merging Series") to the Phoenix-Goodwin Multi-Sector Fixed Income Series (the "Surviving Series"), another series of the Trust, in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all known liabilities of the Merging Series and (b) the distribution of the shares of the Surviving Series so received to shareholders of the Merging Series in complete liquidation of the Merging Series.

   2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

   The Board of Trustees of the Trust has fixed the close of business on February 11, 2004, as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

   You are cordially invited to attend the Special Meeting. Contract/ Policyholders who do not expect to attend the Special Meeting are asked to respond promptly via Internet or telephone or by returning a completed voting instructions card. The Board of Trustees of the Trust is soliciting the enclosed proxy.

                                            By Order of the Board of Trustees of

                                            The Phoenix Edge Series Fund,





                                            RICHARD J. WIRTH
                                            SECRETARY

Hartford, Connecticut
February ___, 2004

                      PHOENIX-JANUS FLEXIBLE INCOME SERIES

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                BOTH, A SERIES OF
                          THE PHOENIX EDGE SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301


                           PROSPECTUS/PROXY STATEMENT


                             DATED FEBRUARY __, 2004

   The Phoenix Edge Series Fund (the "Trust"), a Massachusetts business trust, serves as an investment vehicle for use in connection with variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by Phoenix Life Insurance Company ("PLIC") and its subsidiaries (together, "Phoenix"), and their separate accounts. Phoenix and the separate accounts are the sole shareholders of record of the Trust.

   This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust, for use at the special meeting of shareholders of the Phoenix-Janus Flexible Income Series (the "Merging Series") to be held at 10:00 a.m., local time, on March 17, 2004, at the offices of the Phoenix Life Insurance Company located at One American Row, Hartford, Connecticut, and at any adjournment(s) thereof.

   The purpose of the meeting is to consider an Agreement and Plan of Reorganization that would effect the reorganization of the Merging Series into the Phoenix-Goodwin Multi-Sector Fixed Income Series, another series of the Trust (the "Surviving Series"), as described below. Under the reorganization agreement, all of the assets of the Merging Series would be transferred to the Surviving Series in exchange solely for shares of beneficial interest in the Surviving Series and the assumption by the Surviving Series of all known liabilities of the Merging Series. These shares of the Surviving Series would then be distributed pro rata to the separate accounts of the insurance companies then holding shares of the Merging Series, and then the Merging Series would be liquidated. As a result of the proposed transactions, the separate accounts would receive a number of full and fractional shares of the Surviving Series with an aggregate net asset value equal to the aggregate net asset value of the Merging Series shares on the effective date of the reorganization.

   The Surviving Series and the Merging Series are both series of the same open-end management investment trust. The Surviving Series has an investment objective of long-term total return. The Merging Series has an investment objective of maximum total return consistent with the preservation of capital. Phoenix Investment Counsel, Inc. ("PIC"), is employed as the investment advisor for the Surviving Series and Phoenix Variable Advisors, Inc. ("PVA"), is employed as the investment advisor for the Merging Series. Janus Capital Management LLC ("Janus") is employed as the investment subadvisor for the Merging Series.

   This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information that you should know about the Merging Series, the Surviving Series, and the transactions contemplated by the reorganization agreement. As used in this Prospectus/Proxy Statement, the term "Series" collectively refers to the Merging Series and the Surviving Series.

   A Prospectus, as supplemented, and a Statement of Additional Information ("SAI"), as supplemented, for the Series dated May 1, 2003, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference in this Prospectus/Proxy Statement. Copies of the above-referenced documents are available upon request and without charge by contacting Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling toll-free at 1-800-541-0171.

   The Trust files reports, proxy materials and other information with the SEC. Information about the Trust, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

   This Prospectus/Proxy Statement constitutes the proxy statement of the Merging Series for the meeting and the prospectus for shares of the Surviving Series that have been registered with the SEC and are being issued in connection with the reorganization. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about February __, 2004.

                               ------------------

THE SECURITIES OF THE SURVIVING SERIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

                                TABLE OF CONTENTS





                                                                            Page
                                                                            ----


SYNOPSIS....................................................................

PRINCIPAL RISK FACTORS......................................................

THE PROPOSED REORGANIZATION.................................................

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............................

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS........................

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES.............................

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS...............................

FISCAL YEAR.................................................................

MANAGEMENT AND OTHER SERVICE PROVIDERS......................................

VOTING INFORMATION..........................................................

ADDITIONAL INFORMATION ABOUT THE SERIES.....................................

MISCELLANEOUS...............................................................

SURVIVING SERIES FINANCIAL HIGHLIGHTS.......................................

OTHER BUSINESS..............................................................

APPENDIX A.................................................................. A-1

                                    SYNOPSIS

BACKGROUND

   The proposed reorganization is the outcome of deliberations by the Board of Trustees of the Trust (the "Trustees"). Management recommended that the Trustees consider the benefits that the Series shareholders would realize if the Merging Series were to be combined with the Surviving Series. In response to their recommendation, the independent trustees of the Trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits that shareholders would realize from the proposal. Independent trustees are Trustees who are not "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")). After considering the specific reorganization proposal, the Trustees, including the independent trustees, at a meeting held on November 11, 2003, unanimously approved the reorganization subject to shareholder approval.

SUMMARY OF THE PROPOSED REORGANIZATION

   The reorganization will be effected in accordance with the terms of a reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A. The reorganization agreement provides for:

   o the acquisition by the Surviving Series, on the closing date of the reorganization, of all of the assets of the Merging Series in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all liabilities of the Merging Series;

   o the distribution of shares of the Surviving Series to the shareholders of the Merging Series in exchange for their respective shares of the Merging Shares;

   o the pro rata distribution of the Surviving Series shares to the Merging Series shareholders in exchange for the outstanding Merging Series shares; and

   o the complete liquidation of the Merging Series as provided in the Agreement and Plan of Reorganization.

   The reorganization is anticipated to occur on or about March 19, 2004. If the reorganization agreement is implemented, the separate accounts holding shares of the Merging Series will receive a number of full and fractional shares of the Surviving Series shares with an aggregate net asset value equal to the aggregate net asset value as of the closing date of the reorganization.

   The implementation of the reorganization agreement is subject to a number of conditions set forth in the reorganization agreement. See "The Proposed Reorganization." Among the significant conditions (which may not be waived) are:

   o the receipt by the Trust of an opinion of counsel that, for federal income tax purposes, the reorganization will qualify as a tax free organization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

   o the approval of the reorganization agreement by the shareholders of the Merging Series.

   The reorganization agreement provides that PLIC will bear all costs and expenses of the reorganization, including the costs of the meeting, the costs and expenses incurred in the preparation and mailing of the notice, this Prospectus/Proxy Statement and the proxy, and the solicitation of voting instructions.

INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives and principal investment strategies of the Merging Series and the Surviving Series are similar:

   o The Merging Series has an investment objective of maximum total return consistent with preservation of capital. The Surviving Series has an investment objective of long-term total return.

   o Under normal circumstances, the Merging Series invests at least 80% of its assets in income-producing securities, with at least 65% of its assets in investment grade debt securities with a dollar-weighted maturity of five to ten years. Under normal circumstances, the Surviving Series invests at least 80% of its assets in various sectors of the fixed-income securities market.

   See "Principal Risk Factors" and "Comparison of Investment Objectives and Policies" below, for further information on the similarities and differences between the investment objectives, policies and risks of the Surviving Series and the Merging Series. You can also find additional information for the Surviving Series in its Prospectus.

DIVIDENDS AND DISTRIBUTIONS

   The Merging Series and the Surviving Series distribute net income quarterly. Both Series distribute net realized capital gains, if any, at least annually. All dividends and distributions of the Merging Series and the Surviving Series are paid in additional shares of the respective Series. You can also find additional information on dividends and distributions for the Surviving Series in its Prospectus.

EXCHANGES

   The shares of the Trust are not directly offered to the public. Shares of the Trust are currently offered through certain separate accounts to fund variable annuity contracts and variable life insurance policies. The policyholder can invest in the Trust only by buying a contract and directing the allocation of the payment(s) to the subaccount(s) corresponding to the Series in which the policyholder wishes to invest. The subaccount, in turn, invest in shares of the Trust. Not all Series may be available through a particular contract. At this time Phoenix does not charge for subaccount transfers, however Phoenix does reserve the right to charge a fee of up to $20 per transfer after the first twelve transfers in each contract year.

   Because excessive trading can hurt fund performance and therefore be detrimental to all contract owners, Phoenix does reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. Phoenix will not accept batch transfer instructions from registered representatives (acting under powers of attorney for multiple contract owners), unless we have entered into a third-party transfer service agreement with the registered representative's broker-dealer firm.

   Both Series currently offer shareholders identical exchange privileges. Shareholders of either Series may exchange their shares for shares of another series of the Trust at any time.

REDEMPTION PROCEDURES

   As an owner of a variable annuity or variable life insurance contract issued by PLIC, or its affiliated insurance companies, the owner has the contractual right to instruct the insurance company how to vote and redeem the shares of the Merging Series and the Surviving Series. Shareholders of both Series may redeem their shares at a redemption price equal to the net asset value of the shares (minus any applicable product surrender charge) as next determined following the receipt of a redemption order in proper form. Ordinarily, payments of redemption proceeds for redeemed shares are made within seven days after receipt of a redemption request in proper form. See "Comparative Information on Shareholder Services" for more information. You can also find additional information on the Surviving Series' redemption procedures in its Prospectus.

FEDERAL TAX CONSEQUENCES OF PROPOSED REORGANIZATION

   At the closing of the reorganization, the Trust will receive an opinion of counsel, subject to customary assumptions and representations, that for federal income tax purposes, the reorganization will qualify as a tax-free organization described in Section 368(a) of the Code. Accordingly:

   o no gain or loss will be recognized by the Merging Series on the transfer of the assets of the Merging Series to the Surviving Series in exchange for Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Merging Series or upon the distribution of Surviving Series shares to the Merging Series insurance company shareholders in exchange for their shares of the Merging Series; and

   o no gain or loss will be recognized by the Surviving Series upon the receipt of the assets of the Merging Series solely in exchange for the Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Merging Series.

   We also believe that the reorganization should not adversely impact the tax treatment of your variable life or variable annuity contract.

   See "The Proposed Reorganization--Federal Income Tax Consequences" for more information.

RISK FACTORS

   An investment in the Surviving Series is subject to specific risks arising from the types of securities in which the Surviving Series invests and general risks arising from investing in any mutual fund type of investment. The primary risks to which the Surviving Series is subject include the risks of investing in fixed income-securities, including interest rate and credit risks; foreign securities risks, including emerging market and foreign currency risks; and "junk", or high-yield, bonds. Investors can lose money by investing in the Surviving Series. There is no assurance that the Surviving Series will meet its investment objective. Because the Surviving Series' investment objectives and policies are similar to those of the Merging Series, an investment in the Surviving Series is subject to many of the same risks as an investment in the Merging Series. However, see "Principal Risk Factors" for the principal risks associated with an investment in the Surviving Series.

MANAGEMENT AND OTHER SERVICE PROVIDERS

   PIC is the investment advisor to the Surviving Series and is responsible for its day-to-day portfolio management. PVA is the investment advisor to the Merging Series. PVA has entered into a subadvisory agreement with Janus, who provides day-to-day portfolio management for the Merging Series.

COMPARATIVE FEE TABLES

   The tables below are designed to assist you in understanding the various direct and indirect costs and expenses associated with an investment in each Series. The table and the example do not include any fees or sales charges imposed under the contracts for which the Series is an investment option. Each table also includes pro forma information for the combined Surviving Series resulting from the reorganization, assuming the reorganization took place on September 30, 2003, and after adjusting such information to reflect current fees. The expense information for the Surviving Series and the Merging Series is based upon expenses for the period ended September 30, 2003.

   The following table shows shareholder transaction expenses currently applicable to the purchase of shares of both Series. These expenses will remain in effect as to the combined Surviving Series following the reorganization.

MERGING SERIES AND SURVIVING SERIES
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)                                 None
Maximum Deferred Sales Charge (Load) (as a percentage of the
   lesser of the value redeemed or the amount invested)          None
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends [and other Distributions]                           None
Redemption Fee                                                   None
Exchange Fee                                                     None
Maximum Account Fee                                              None

   As indicated in the table below, immediately upon effectiveness of the reorganization, the "Total Annual Series Operating Expenses" for the combined Surviving Series are expected to be lower than the "Total Annual Series Operating Expenses" for the Merging Series.


                                                                                              PRO FORMA
                                                  SURVIVING SERIES    MERGING SERIES (A)    COMBINED SERIES
                                                 ------------------  --------------------  -----------------
Annual Series Operating Expenses

   (expenses that are deducted, from assets)
   Management Fees                                     0.50%               0.80%                 0.50%
   Distribution and service (12b-1 Fees)               None                None                  None
   Other Expenses                                      0.23%               0.48%                 0.25%

Total Annual Series Operating Expenses                 0.73%               1.28%                 0.75%

(a) The Series' investment advisor has voluntarily agreed to reimburse the Merging Series' expenses, other than the management fees to the extent that such expenses exceed 0.25% of the Merging Series' average net assets (the "expense cap"). Therefore, the Merging Series' operating expenses after reimbursement were 1.05% for the period ended June 30, 2003.

   The following example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "Annual Trust Operating Expenses" remaining the same each year. This example is hypothetical; actual trust expenses and returns vary from year to year and may be higher or lower than those shown.

   Fees and expenses if you redeemed your shares at the end of each time period:

                                         1 YEAR   3 YEARS    5 YEARS    10 YEARS

   Surviving Series                      $  75    $  233     $  406     $  906

   Merging Series                        $ 130    $  406     $  702     $1,545

   Pro Forma Combined Surviving Series   $  77    $  240     $  417     $  930

   Note: Actual expenses for the Merging Series may be lower than those shown in the example above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the Merging Series' advisor.

   The purpose of the tables above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

                             PRINCIPAL RISK FACTORS

   Because the Surviving Series' investment objective and policies are similar to those of the Merging Series, an investment in the Surviving Series is subject to many of the same specific risks as an investment in the Merging Series. The following highlights the principal similarities and differences between the principal risk factors associated with an investment in the Surviving Series as contrasted with those associated with the Merging Series and is qualified in its entirety by the more extensive discussion of risk factors in the Prospectuses and Statements of Additional Information of the Surviving Series and the Merging Series, respectively.

   An investment in the Surviving Series is subject to specific risks arising from the types of securities in which the Surviving Series invests and general risks arising from investing in any mutual fund. You can lose money by investing in the Surviving Series. There is no assurance that the Surviving Series will meet its investment objective.

GENERAL

   The value of the investments of the Merging Series and the Surviving Series that supports your share value can decrease. If between the time you purchase shares and the time you sell shares the value of your series' investments decrease, you will lose money.

   Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which your series invests can be worse than expected and investments may fail to perform as the series' investment advisor expects. As a result, the value of your shares may decrease.

   The following chart indicates the primary investment risks of the Surviving Series and the Merging Series. Descriptions of the risks of the Surviving Series can be found below.

-------------------------------------------------------------------------------------------------------
                 SURVIVING SERIES                                       MERGING SERIES
                 ----------------                                       --------------
--------------------------------------------------- ---------------------------------------------------
   Fixed Income Securities Investment Risk            Fixed Income Securities Investment Risk
--------------------------------------------------- ---------------------------------------------------
   o   Interest Rate Risk                             o   Interest Rate Risk
--------------------------------------------------- ---------------------------------------------------
   o   Credit Risk                                    o   Credit Risk
--------------------------------------------------- ---------------------------------------------------
   Foreign Investment Risk                            Foreign Investment Risk
--------------------------------------------------- ---------------------------------------------------
   o   Emerging Market Investment Risk                o   Emerging Market Investment Risk
--------------------------------------------------- ---------------------------------------------------
   o   Foreign Currency Risk                          o   Foreign Currency Risk
--------------------------------------------------- ---------------------------------------------------
   Junk Bond Investment Risk                          Junk Bond Investment Risk
-------------------------------------------------------------------------------------------------------

   Fixed Income Securities Investment Risk.

   The risks associated with investments in fixed-income securities include interest rate risk and credit risk.

   Interest Rate Risk.

   The value of fixed-income securities will be directly affected by trends in interest rates. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.

   Credit Risk.

   If the issuer of a portfolio security is unable or unwilling to make timely interest or other income payments to the Series, the Series' income available for distribution to shareholders and the Series' yield may decrease. Credit risk for debt obligations generally increases as the credit rating declines. Thus, when the credit rating declines, there is an increased chance the issuer may not be able to make principal and interest payments on time.

   Foreign Investment Risk.

   Foreign investments could be more difficult to sell than U.S. investments. They also may subject a Series to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging-market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

   Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S. securities markets.

   Emerging Market Investment Risk.

   Some of the series may invest in companies located in emerging-market countries and regions. Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in these countries.

   Foreign Currency Risk.

   Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms. In addition, when certain foreign countries experience economic difficulties, there is an increased risk that the foreign government may impose restrictions on the free exchange of its currency.

   Junk Bond Investment Risk.

   High-yield, high-risk securities (so called "junk bonds") are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. Below-investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult to accurately predict risk. The junk-bond market can experience sudden and sharp price swings.

                           THE PROPOSED REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

   The terms and conditions under which the proposed reorganization may be consummated are set forth in the reorganization agreement. Significant provisions of the reorganization agreement are summarized below. This summary, however, is qualified in its entirety by reference to the reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

   The Agreement and Plan of Reorganization contemplates:

   o the acquisition by the Surviving Series, on the closing date of the reorganization, of all of the assets of the Merging Series in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all known liabilities of the Merging Series;

   o the distribution of shares of the Surviving Series to the shareholders of the Merging Series in exchange for their respective shares of the Merging Series;

   o the pro rata distribution of the Surviving Series shares to the Merging Series shareholders in exchange for the outstanding Merging Series shares; and

   o the complete liquidation of the Merging Series as provided in the Agreement and Plan of Reorganization.

   The assets of the Merging Series to be acquired by the Surviving Series include all property, including, without limitation, all cash, securities, and dividends or interest receivables which are owned by the Merging Series and any deferred or prepaid expenses shown as an asset on the books of the Merging Series on the closing date of the reorganization. The Surviving Series will assume all liabilities, accrued expenses, costs, charges, and reserves of the Merging Series reflected on the unaudited statement of assets and liabilities as of the closing date. The closing of the reorganization will occur following satisfaction (or waiver) of the conditions to closing set forth in the reorganization agreement, or such later date as the parties may agree.

   The value of the Merging Series' assets to be acquired and the Merging Series' liabilities to be assumed by the Surviving Series and the net asset value of shares of the Surviving Series will be determined immediately after the close of regular trading on the New York Stock Exchange on the closing date, using the valuation procedures set forth in the Series' then current Prospectus and Statement of Additional Information. The number of shares of the Surviving Series to be issued to the Merging Series will be determined by dividing (a) the value of the aggregate net assets attributable to shares of the Merging Series by (b) the net asset value per share of the Surviving Series.

   On the closing date, the Merging Series will liquidate and distribute pro rata to its shareholders of record the Surviving Series shares received by the Merging Series in exchange for their respective shares in the Merging Series. This liquidation and distribution will be accomplished by opening an account on the books of the Surviving Series in the name of each shareholder of record of the Merging Series and by crediting to each such account the shares due pursuant to the reorganization. Every Merging Series shareholder will own shares of the Surviving Series immediately after the reorganization, the value of which will be equal to the value of the shareholder's Merging Series shares immediately prior to the reorganization.

   At or prior to the closing date, the Merging Series will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Merging Series shareholders all of the Merging Series' investment company taxable income for all taxable years ending at or prior to the closing date and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the closing date.

   Subject to certain limitations on liability, the Surviving Series has agreed to indemnify and hold harmless those Trustees who are not "interested persons" of the advisor or distributor of the Merging Series (the "Independent

Trustees") from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses and liabilities of any sort or kind (collectively "Liability") which may be asserted against them or for which the Independent Trustees may become liable arising out of or attributable to the transactions contemplated by the reorganization agreement, provided that any Independent Trustee seeking the benefit of this indemnification shall not have materially contributed to the creation of such Liability by acting in a manner contrary to his or her fiduciary duties as a trustee under the 1940 Act.

   The consummation of the reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees, or by an authorized officer of the Trust, as appropriate.

   Among the significant conditions which may not be waived are: (a) the receipt by the Trust of an opinion of counsel that the reorganization will qualify as a tax free organization described in Section 368(a) of the Code for federal income tax purposes and (b) the approval of the reorganization agreement by the shareholders of the Merging Series. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Merging Series, prior to the closing date, by resolution of the Board of Trustees. In addition, the reorganization agreement may be amended by mutual agreement, except that no amendment may be made to the reorganization agreement subsequent to the meeting that would change the provisions for determining the number of Surviving Series shares to be issued to shareholders of the Merging Series without their further approval.

REASONS FOR THE REORGANIZATION

   The proposed reorganization is the outcome of the deliberation by the Trustees of the Trust. Management recommended that the Trustees consider the benefits that shareholders would realize if the Merging Series were to be combined with the Surviving Series. In response to this recommendation, the independent trustees of the Trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits to be realized by shareholders from the proposal.

   In the course of their review, the Trustees of the Trust noted that the reorganization would be a means of combining two Series with similar investment objectives and principal investment strategies and would permit the shareholders of the Merging Series to pursue their investment goals in a Series which, after the reorganization, was anticipated to be larger than the Merging Series. In reaching this conclusion, the Board considered a number of additional factors, including, but not limited to, the following:

   o the potential benefits of the reorganization to shareholders of the Surviving Series and the Merging Series, including that the reorganization could result in economies of scale through the spreading of fixed costs over a larger asset base;

   o the terms and conditions of the proposed Plan, and that the proposed Plan will not result in dilution of shareholder interests;

   o the total expense ratio of the combined Surviving Series following the reorganization is projected to be lower than the current total expense ratio of the Merging Series;

   o the compatibility of investment objectives, policies, restrictions and investment holdings between the Merging Series and the Surviving Series;

   o the ability to better manage asset flows in the Surviving Series because of its anticipated greater size;

   o   the comparable performance of the Series;

   o that the terms and conditions of the Plan will have minimal affect upon the price of the outstanding shares of each Series;

   o that reorganization provides for continuity of distribution and shareholder servicing arrangements; and

   o the reorganization will not result in the recognition of any gain or loss for federal income tax purposes either to the Merging Series or the Surviving Series and should not adversely impact the tax treatment of the variable contracts invested in whole or in part in either of the Series.

   After considering these and other factors, the Trustees, including the Independent Trustees, unanimously concluded at a meeting held on November 11, 2003 that the reorganization is fair and reasonable and would be in the best interests of both the Merging Series and Surviving Series and their respective shareholders and that the interests of either Series' shareholders will not be diluted as a result of the transactions contemplated by the reorganization. The Trustees then unanimously voted to approve the reorganization and authorized the officers of the Trust to submit the reorganization proposal to shareholders for consideration.

FEDERAL INCOME TAX CONSEQUENCES

   ________________________ is to opine that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes, the reorganization will qualify as a tax free reorganization described in Section 368(a) of the Code. Accordingly:

   o no gain or loss will be recognized by the Merging Series on the transfer of the assets of the Merging Series to the Surviving Series in exchange for Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Merging Series or upon the distribution of Surviving Series shares to the Merging Series insurance company shareholders in exchange for their shares of the Merging Series;

   o the tax basis of the Merging Series' assets acquired by the Surviving Series will be the same to the Surviving Series as the tax basis of such assets to the Merging Series immediately prior to the reorganization, and the holding period of the assets of the Merging Series in the hands of the Surviving Series will include the period during which those assets were held by the Merging Series; and

   o no gain or loss will be recognized by the Surviving Series upon the receipt of the assets of the Merging Series solely in exchange for the Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Merging Series.

   The receipt of such an opinion that the reorganization will qualify as a tax free reorganization described in Section 368(a) of the Code is a condition to the consummation of the reorganization. The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. You are not directly a shareholder of the Merging Series but, instead, some of your variable life insurance policy or variable annuity contract is invested in the Merging Series. We also believe, however, that the reorganization should not adversely affect the tax treatment of your variable contract.

   It is possible, although unlikely in our view, that, because the Merging Series will no longer be an available Series underlying your variable contract, your contract could be considered changed in a manner that causes the contract or policy to be considered newly issued for federal income tax purposes. In such a case, your contract would be subject to the federal income tax rules in effect on the effective date of the reorganization instead of the federal income tax rules in effect on the issue date of your contract, which could have been more favorable.

   Shareholders of the Series should consult their tax advisors regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Series should also consult tax advisors as to state and local tax consequences, if any, of the reorganization.

   It is also possible that if the reorganization were not tax free, which as indicated above is not expected, and the Surviving Series as a result failed to qualify as a regulated investment company, the diversification rules of Code
Section 817(h) might be violated. In such a case, income on your contract could be currently taxable to you.

CAPITALIZATION

   The following table sets forth the capitalization of the Surviving Series and the Merging Series, and on a pro forma basis for the combined Surviving Series as of September 30, 2003 giving effect to the proposed acquisition of net assets of the Merging Series at net asset value.

                             PHOENIX-GOODWIN MULTI-SECTOR    PHOENIX-JANUS FLEXIBLE     PRO FORMA
                                  FIXED INCOME SERIES             INCOME SERIES          COMBINED
                                   SURVIVING SERIES               MERGING SERIES          SERIES
                                   ----------------               --------------          ------

Net assets                          $191,686,095                   $49,891,193         $241,577,288
Net asset value per share           $9.16                          $11.12              $9.16
Shares outstanding                  20,935,218                     4,487,851           26,384,142

   The table set forth above should not be relied on to determine the number of Surviving Series shares to be received in the reorganization. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of the Merging Series and the Surviving Series at the time of the reorganization.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

   The following discussion is a summary of some of the more significant similarities and differences in the investment objectives, policies and restrictions of the Surviving Series and the Merging Series. The discussion below is qualified in its entirety by the discussion elsewhere in this Prospectus/Proxy Statement, and in the Trust's Prospectus and Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives of the Surviving Series and the Merging Series are similar. The investment objectives of the Surviving Series and the Merging Series are "fundamental policies" which may not be changed without the approval of the holders of at least a "majority of the outstanding voting shares" of the Trust. A majority of the outstanding voting shares is defined in the 1940 Act as the lesser of (a) the vote of the holders of 67% or more of the outstanding voting shares of the Series present in person or by proxy, if the holders of more than 50% of the outstanding voting shares of that Series are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting shares of the Series.

   The principal investment strategies of the Surviving Series are also similar to the principal investment strategies of the Merging Series.

                                SURVIVING SERIES

--------------------------------------------------------------------------------
Investment Objective            Long-term total return.

------------------------------------------------- ------------------------------
Principal Investment            The Surviving Series invests primarily in a
Strategies                      portfolio of fixed-income securities. Under
                                normal circumstances, the Surviving Series will invest at least 80% of its assets in various sectors of the fixed-income securities market.

                                PIC will invest in any of several sectors of the fixed-income securities market:

                                o  high-yield (high-risk) fixed-income
                                   securities (sometimes referred to as
                                   "junk-bonds");
                                o  high quality fixed-income securities;
                                o  preferred stock;
                                o  convertible securities;
                                o  U.S. and foreign-debt obligations;
                                o  certificates of deposit;
                                o  commercial paper;
                                o  bankers' acceptances; and
                                o government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities.

                                Securities are selected using a sector-rotation approach. PIC seeks to adjust the proportion of the Surviving Series' investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by PIC for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that PIC believes offer the best potential for total return based on risk-to-reward tradeoff.

                                The Surviving Series generally will be invested in each market sector, but may also invest any amount of its assets (except for the junk-bond and foreign-debt limits shown below) in any one sector and may choose not to invest in certain sectors.

                                The Surviving Series may invest up to 35% of its assets in high-yield (high-risk) corporate fixed-income securities.

                                The Surviving Series may invest up to 50% of its assets in debt obligations of foreign (non-U.S.) issuers. Issuers may be in established- and emerging-market countries.

                                PIC seeks to match the average duration and maturity of the Surviving Series' portfolio to those of the Lehman Brothers Aggregate Bond Index.


--------------------------------------------------------------------------------

                                 MERGING SERIES

--------------------------------------------------------------------------------
Investment Objective            Maximum total return consistent with
                                preservation of capital.

------------------------------------------------- ------------------------------
Principal Investment            The Merging Series invests primarily in a wide
Strategies                      variety of income-producing securities, such as
                                corporate bonds and notes, government
                                securities, and preferred stock.

                                The Merging Series will invest at least 80% of its assets in income-producing securities.

                                The Merging Series will invest at least 65% of its assets in investment grade debt securities with a dollar-weighted maturity of five to ten years. The series will limit its investment in high-yield/high-risk bonds ("junk-bonds") to less than 35% of its net assets.

                                In addition to considering economic factors such as the effect of interest rates on the Merging Series' investments, Janus applies a "bottom-up" approach in choosing investments. In other words, Janus looks mostly for income-producing securities that meet its investment criteria one at a time. If Janus is unable to find such investments, much of the Merging Series' assets may be in cash or similar investments.

                                The Merging Series generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

                                The Merging Series may also invest to a lesser degree in other types of securities, such as:

                                o  common stocks;
                                o  mortgage- and asset-backed securities; and
                                o zero-coupon, pay-in-kind and step-coupon securities.

                                The Merging Series may invest in foreign equity and debt securities. The Merging Series may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States, or in depositary receipts or shares, and passive foreign investment companies.

--------------------------------------------------------------------------------

CERTAIN INVESTMENT RESTRICTIONS

   The Series are subject to identical investment restrictions that restrict the scope of their investments. These investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting shares" of the Series (as that term is defined in the 1940 Act).

   Neither Series' may:

   (1) with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Series' total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Series;

   (2) purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities);

   (3) issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction;

   (4) borrow money, except (i) in amounts not to exceed one third of the value of the Series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing;

   (5) underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a Series may be deemed to be an underwriter under the applicable law;

   (6) purchase or sell real estate, except that a Series may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Series as a result of the ownership of securities;

   (7) make loans, except that a Series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies; and/or

   (8) purchase or sell commodities or commodity contracts, except a Series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

   If any percentage restriction described above for the Series is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Series' assets will not constitute a violation of the restriction.

              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

   The shares of the Trust are not directly offered to the public. Shares of the Trust are currently offered to certain separate accounts to fund variable accumulation annuity contracts or variable life insurance policies ("variable products") issued by Phoenix Life Insurance Company ("PLIC"), PHL Variable Insurance Company ("PHL Variable"), or Phoenix Life and Annuity Company ("PLAC") (collectively, "Phoenix"). Investments in the Trust may occur only by buying a variable product contract and directing the allocation of your payment(s) to the subaccount(s) corresponding to a Series. The subaccounts, in turn, invest in shares of the Trust. Not all Series may be offered through a particular variable product.

   Phoenix Equity Planning Corporation ("PEPCO") is an indirect subsidiary of The Phoenix Companies, Inc. ("PNX"). PNX is the parent company of PLIC. PEPCO is also a broker-dealer registered with relevant regulators and serves as national distributor of variable products issued by these entities. Variable products may be purchased through broker-dealers registered with applicable regulatory authorities and who have entered into a sales agreement with PEPCO. Sales commissions will be paid to registered representatives based on the amount of premiums received in connection with the sale of variable products, subject to governing law. PLIC and its insurance company affiliates also pay commissions to PEPCO based on the amount of premiums received in connection with the sale of variable products, subject to governing law.

                 COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

   Both Series offer the same shareholder services. The Merging Series and the Surviving Series distribute net income quarterly. Both Series distribute net realized capital gains, if any, at least annually. All dividends and distributions with respect to the shares of the Merging Series and the Surviving Series are paid in additional shares of the respective Series. The number of shares received in connection with any reinvestment of dividends will be based upon the net asset value per share of the applicable Series in effect on the record date. Both Series currently offer shareholders identical exchange privileges. Shareholders of the either Series may exchange their shares for shares of a corresponding Series of the Trust.

   Shares of the Surviving Series and the Merging Series may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. Payment of redemption proceeds for redeemed shares are generally made within seven days after receipt of a redemption request in proper form and documentation, provided that each check used for purchases of shares has been cleared for payment.

   Because both Series offer the same shareholder services, after the closing, the same services will continue to be available to the shareholders of the Merging Series but in their capacity as shareholders of the Surviving Series.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

   The following is a summary of certain provisions of the Amended Declaration of Trust of the Merging Series and the Surviving Series.

FORM OF ORGANIZATION

   Each is a Series of The Phoenix Edge Series Fund, a business trust organized under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated February 18, 1986, as amended. The operations of these Series are governed by the Declaration of Trust and by Massachusetts law. The shares of the Trust are registered with the SEC as an open-end management investment company and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. The Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a new Series or of each respective Series with another Series or other business organization.

SHARES

   The Declaration of Trust authorizes the Trustees to create an unlimited number of Series. The Trust currently has thirty-three series outstanding. The Trust may also organize other series in the future. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by the Trustees, and are freely transferable. The assets and proceeds received by the Trust from the issue or sale of shares of a Series are allocated to that Series and constitute the rights of that series, subject only to the rights of creditors. Any underlying assets of a Series are required to be segregated on the books of account of the Trust. These assets are to be used to pay the expenses of the Series as well as a share of the general expenses of the Trust.

MEETINGS

   The Trustees or President of the Trust may call shareholder meetings as necessary. To the extent required by the 1940 Act, meetings held for the purpose of voting on the removal of any Trustee shall be called by the Trustees or upon written request by shareholders holding at least ten percent of the outstanding shares entitled to vote.

SHAREHOLDER LIABILITY

   Unlike the stockholders of a corporation, under certain circumstances shareholders of a business trust may be held personally liable for the debts, claims or other obligations of a business trust. However, the Declaration of Trust limits shareholder liability. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

LIABILITY OF TRUSTEES

   The Declaration of Trust provides that Trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust may purchase insurance for Trustees to cover potential liabilities and will generally indemnify a Trustee against such claims. The Trust may also advance payments to a Trustee in connection with indemnification.

LIQUIDATION OR DISSOLUTION

   In the event of the liquidation or dissolution of either Series, the Trustees shall distribute the assets of the Series to the shareholders, according to their respective rights, after accounting for the liabilities of the Trust.

                                   FISCAL YEAR

   The Series each operate on a fiscal year that ends December 31.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

   Responsibility for the overall supervision of both Series rests with Trustees of the Trust.

   PIC is the investment advisor to the Surviving Series and is responsible for its day-to-day portfolio management. David L. Albrycht is the portfolio manager for the Surviving Series. Mr. Albrycht has been a portfolio manager in PIC's Fixed Income Group since 1994. He is currently responsible for the day-to-day management of PIC's multi-sector portfolios. He has held various management positions with Phoenix from 1989 through 1995. Mr. Albrycht earned the right to use the Chartered Financial Analyst designation in 1991.

   PVA is the investment advisor to the Merging Series. PVA has entered into a subadvisory agreement with Janus to provide day-to-day portfolio management. The subadvisory agreement between PVA and Janus will be terminated following the consummation of the proposed merger.

   PEPCO serves as financial agent of both Series and, as such, performs administrative, bookkeeping and pricing functions.

   JP Morgan Chase Bank serves as the custodian of the Surviving Series. State Street Bank and Trust Company serves as custodian to the Merging Series.

   PricewaterhouseCoopers LLP serves as independent accountants for the Series.

                               VOTING INFORMATION

QUORUM AND VOTING REQUIREMENTS

   This Prospectus/Proxy Statement is being furnished to the shareholders of the Merging Series in connection with the solicitation by the Board of Trustees of the Trust of proxies to be used at the meeting. Shareholders of record of the Merging Series at the close of business on February 11, 2004 ("Record Date") will be entitled to vote at the meeting or at any adjournments thereof. Each of the above shares is entitled to one vote, with proportionate voting for fractional shares. The record owners of the shares of each separate Series of the Trust include the Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account and the PHLVIC Variable Universal Life Account (collectively, the "VUL Accounts"), which fund variable life insurance policies, and the Phoenix Life Variable Accumulation Account and the PHL Variable Accumulation Account (collectively, the "VA Accounts"), which fund variable annuity contracts.

   Each shareholder of record at the close of business on the Record Date is entitled to a notice of the meeting and will be asked to instruct Phoenix how to vote at the Special Meeting or any adjourned or postponed session. No shareholder, to the Trust's knowledge, owns Contracts which are funded by more than five percent of the outstanding voting shares of the Trust or of any Series. The number of votes with respect to which each shareholder will be entitled to instruct Phoenix will be determined by applying the shareholder's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which a shareholder may provide instructions will be determined as of the Record Date.

   In accordance with its view of applicable law, Phoenix will vote the shares of the Merging Series for which Phoenix receives voting instructions from the shareholder in accordance with those instructions. Phoenix will vote shares for which it has not received timely voting instructions from shareholders and any shares held by Phoenix or its affiliates for their own accounts in the same proportion as the shares for which shareholders have provided voting instructions to Phoenix.

   In addition to the proxy solicitation by mail, officers and regular employees of Phoenix or one of its affiliates may solicit voting instructions personally, by telephone or telegram. Phoenix will, upon request, reimburse banks, brokers, fiduciaries and nominees for their reasonable expenses in sending proxy materials. The cost of solicitation of voting instructions will be borne indirectly by Phoenix. You can provide voting instructions in any one of four ways:

       THROUGH THE INTERNET - [_________________]

       BY TELEPHONE - (___) ___-____

       BY MAIL - using the enclosed Voting Instructions Card(s) and postage paid envelope

       IN PERSON - at the Special Meeting

   Proxies executed by shareholders may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person, by telephone or by the Internet.

   We encourage you to vote by telephone or Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and costs of this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

   As of the Record Date, Phoenix owned _____ shares of the Merging Series and _____ shares of the Surviving Series. As of the Record Date, less than 1% of the outstanding shares of beneficial interest of either Series were held of record or beneficially owned under a contract or policy by the Trustees or nominees for election as Trustee and by the executive officers of the Trust, as a group.

   A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT, DATED DECEMBER 31, 2002 AND MOST RECENT SEMIANNUAL REPORT, DATED JUNE 30, 2003 HAVE PREVIOUSLY BEEN FURNISHED TO SHAREHOLDERS. THE TRUST WILL FURNISH, WITHOUT CHARGE, TO ANY SHAREHOLDER, UPON REQUEST, A COPY OF THE 2002 ANNUAL REPORT AND THE 2003 SEMIANNUAL REPORT. SUCH REQUESTS MAY BE DIRECTED TO PHOENIX VARIABLE PRODUCTS OPERATIONS, P.O. BOX 8027, BOSTON, MA 02266-8027. SHAREHOLDERS MAY ALSO CALL TOLL-FREE AT (800) 541-0171.

   The Board knows of no business, other than that mentioned in the Notice of Special Meeting, that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed Voting Instructions Card(s) to vote in accordance with their best judgment.

   A majority of the outstanding voting shares of a Series entitled to vote shall constitute a quorum for the meeting. The affirmative vote of a majority of the outstanding voting securities of the Trust (i.e., the lesser of (i) 67% or more of the eligible votes of the Merging Series represented at the meeting if more than 50% of the eligible votes of the Merging Series are present in person or by proxy or (ii) more than 50% of the eligible votes of the Merging Series) must approve the herein contemplated merger. For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting but which have not been voted. For this reason, abstentions and broker non-votes will assist the Merging Series in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

   If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the reorganization proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the reorganization proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposal against such adjournment.

   The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Trustees shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

   The individuals named as proxies on the enclosed voting instruction card will vote in accordance with the shareholder's direction, as indicated thereon, if the voting instruction card is received and is properly executed. If the shareholder properly executes a voting instruction card and gives no voting instructions with respect to the reorganization proposal, the shares will be voted in favor of the reorganization proposal. The individuals named as proxies on the enclosed voting instruction card, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

   Approval of the reorganization proposal by the shareholders of the Merging Series is a condition of the consummation of the reorganization. If the reorganization is not approved, the Merging Series will continue as a series of the Trust and the Board of Trustees of the Trust may consider other alternatives in the best interests of the shareholders of the Merging Series.

REVOCATION OF PROXIES

   Any shareholder who has given an instruction card has the right to revoke the proxy any time prior to its exercise:

   o by written notice of the an instruction card's revocation to the Secretary of the Trust at the above address prior to the meeting;

   o by the subsequent execution and return of another instruction card prior to the meeting;

   o by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or

   o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

NO APPRAISAL RIGHTS

   The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

SOLICITATION OF PROXIES

   In addition to solicitation of proxies by mail, officers and employees of PLIC or its affiliates may solicit proxies personally or by telephone or telegram. PLIC or other representatives of the Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of instruction cards. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by PLIC for their reasonable expenses in sending proxy material to be beneficial owners of shares of the Merging Series. The cost of the solicitation of proxies will be borne by PLIC.

   If a shareholder wishes to participate in the meeting but does not wish to authorize the execution of an instruction card by telephone, the shareholder may still submit the instruction card form included with this proxy statement or attend the meeting in person.

   THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF THE TRUST, RECOMMEND YOU APPROVE THE PLAN OF REORGANIZATION.

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE RESPOND PROMPTLY VIA INTERNET, TELEPHONE OR RETURN THE VOTING INSTRUCTIONS CARD IN THE POSTAGE PAID RETURN ENVELOPE.

                     ADDITIONAL INFORMATION ABOUT THE SERIES

   Additional information about the Series is included in the Trust's Prospectus, as supplemented, and Statement of Additional Information, as supplemented, dated May 1, 2003, which has been filed with the SEC and is incorporated by reference herein. A copy of the Prospectus, as supplemented, and Statement of Additional Information, as supplemented, may be obtained without charge by contacting Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling toll-free at 1-800-541-0171.

                                  MISCELLANEOUS

AVAILABLE INFORMATION

   Both Series and the Trust are each registered under the 1940 Act and are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, file reports, proxy materials, and other information with the SEC. Information about the Trust, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Reference Section, Washington, D.C. 20549-0102.

PERFORMANCE FOR THE PERIOD ENDING SEPTEMBER 30, 2003

   The following table compares investment performance for both Series' for the period ending September 30, 2003 and compares the same against relevant benchmarks. The Series' past performance is not necessarily an indication of how the Series will perform in the future. The Series performance does not reflect insurance contract expenses. If these expenses were included, the Series' performance would be lower.

Average Annual Total Returns (for the period     1 Year     5 Years     10 Years    Life of the Series    Date of Inception
----------------------------                     ------     -------     --------    ------------------    -----------------
   ending September 30, 2003)

Surviving Series
o  Phoenix-Goodwin Multi-Sector Fixed Income     14.69%      8.37%       7.55%             ---                   ---
   Series
o  Lehman Brothers Aggregate Bond Index(1)        5.41%      6.63%       6.92%             ---                   ---

Merging Series
o  Phoenix-Janus Flexible Income Series           7.42%     ---           ---             7.94%                12/15/99
o  Lehman Brothers Government/Credit Bond         6.50%     ---           ---             9.32%                12/15/99
     Index(2)
o  Lehman Brothers Aggregate Bond Index(1)        5.41%     ---           ---             8.83%                12/15/99

   GROWTH OF $10,000(3)      (PERIOD ENDING SEPTEMBER 30, 2003)

           Year               Phoenix-Goodwin Multi-Sector Fixed       Lehman Brothers Aggregate Bond Index(1)
           ----               ----------------------------------       ---------------------------------------
                                        Income Series
                                        -------------

         09/30/93                        $10,000.00                                   $10,000.00
         09/30/94                         $9,831.46                                    $9,677.52
         09/29/95                        $11,410.37                                   $11,038.75
         09/30/96                        $12,862.55                                   $11,579.70
         09/30/97                        $14,643.46                                   $12,704.25
         09/30/98                        $13,853.80                                   $14,166.44
         09/30/99                        $14,656.63                                   $14,114.63
         09/29/00                        $15,761.12                                   $15,100.98
         09/28/01                        $16,534.65                                   $17,057.06
         09/30/02                        $18,052.00                                   $18,523.33
         09/30/03                        $20,703.17                                   $19,526.10




-----------------------------
(1) The Lehman Brothers Aggregate Bond Index is an unmanaged commonly used measure of broad bond market total return performance and is provided for general comparative purposes.
(2) The Lehman Brothers Government/ Credit Bond Index measures government and corporate bond market total-return performance.
(3) This chart assumes an initial investment of $10,000 made on the inception dates noted in the tables above.

    Year       Phoenix-Janus Flexible Income    Lehman Brothers Government/Credit   Lehman Brothers Aggregate Bond
    ----       -----------------------------    ---------------------------------   ------------------------------
                          Series                          Bond Index(1)                        Index(2)
                          ------                          -------------                        --------

  12/15/99              $10,000.00                         $10,000.00                        $10,000.00
  09/29/00              $10,296.97                         $10,654.23                        $10,661.26
  09/28/01              $11,428.43                         $12,057.73                        $12,042.25
  09/30/02              $12,438.70                         $13,168.91                        $13,077.44
  09/30/03              $13,361.90                         $14,025.01                        $13,785.39

MANAGEMENT'S DISCUSSION OF THE SURVIVING SERIES FOR THE YEAR ENDED DECEMBER 31, 2002

   Phoenix-Goodwin Multi-Sector Fixed Income Series' investment objective is total return. The Surviving Series is appropriate for investors with a moderate risk tolerance profile who are seeking to maximize current income consistent with preservation of capital by investing in a broadly diversified bond fund. The Surviving Series duration is market neutral, that is, approximately equal to the benchmark index, the Lehman Brothers Aggregate Bond Index.(2)

   Investors should note that the Surviving Series may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty. The Surviving Series may also invest in high-yielding fixed-income securities that are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities.

   The Surviving Series returned 10.00% compared with a return of 10.26% for the Lehman Brothers Aggregate Bond Index. All performance figures assume reinvestment of distributions. Past performance is not indicative of future results.

   As the new year began, investors benefited from a benign inflation environment and indications that the economy was beginning to recover. Investors were hopeful that a strengthening economy would improve corporate profits leading to higher bond prices in the spread sectors of the market, particularly high yield securities. Then in March, the Israeli-Palestinian conflict spurred a 30% increase in crude oil futures, and the Federal Reserve adjusted its risk outlook from a policy favoring economic weakness to one of balancing and inflation in the economy.

   The bond market was also strong during the second quarter as the stock market approached the lows set after the terrorist attacks in September 2001. The steady drumbeat of CEO resignations and SEC investigations, along with turmoil in the Middle East and the ongoing war against terrorism in Afghanistan and other parts of the world weighed heavily on investors' minds. Against this backdrop, the economy continues to show strength in manufacturing and consumer spending. Interest rates declined across the yield curve, with the largest declines in the intermediate-term sector. Expectations shifted from the belief the Federal Reserve would raise interest rates during the summer to the possibility that it might not raise rates until the end of 2002. Treasuries benefited from the flight to quality despite weakness to the U.S. dollar, as investors' appetite for risk faded. High yield and emerging markets bonds were the worst performing sectors for the quarter giving back strong gains registered in the first quarter.

   In the third quarter, the fixed income market continued to benefit from the downturn in the stock market and the uncertain economic and geopolitical outlook, as the S&P 500 Index(3) posted its largest quarterly loss since the fourth quarter in 1987. Within the fixed income market, quality was the place to be. As a result, Treasuries were the best performing sector for the quarter. Commercial mortgage-backed securities ("CMBS") continued their impressive

-----------------------------

(1) The Lehman Brothers Government/ Credit Bond Index measures government and corporate bond market total-return performance.
(2) The Lehman Brothers Aggregate Bond Index is an unmanaged commonly used measure of broad bond market total return performance and is provided for general comparative purposes.
(3) The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes.

performance, and were the best performing domestic bond sector year-to-date. High yield and emerging markets bonds were the worst performing sectors for the quarter and year-to-date.

   However, at the end of the year, spread product was the place to be - a complete reversal of previous quarters as the stock market rally in October and November and historically wide spreads led investors to temporarily overlook fears of credit risk. Emerging markets and high yield were the best performing sectors for the quarter, while U.S. Treasuries were the worst.

   First-quarter performance benefited from the portfolio's exposure to high yield bonds and emerging market debt. Also contributing to performance was an underweight in both the U.S. Treasury and U.S. corporate bond sectors, which exhibited weakness relative to structured products (mortgage-backed securities and asset-backed securities), which are generally more defensive in a rising or perceived rising interest rate environment given their sensitivity to prepayments.

   Our position in the high yield sector detracted the most from performance for the second quarter. The sector had one of its worst months ever in June. The declines were primarily due to the collapse of WorldCom and problems at other companies such as Adelphia Communications and Qwest. While our position in WorldCom hurt performance, we avoided other problems by selling our positions in Qwest and Adelphia before large price declines and avoided many other troubled companies such as Kmart and Ames. It has been a very difficult year for high yield bonds with defaults and rating downgrades running at the highest level since 1990. An overweight position in commercial mortgage-backed securities added to performance relative to the benchmark. Performance also benefited from our position in taxable municipals as spreads continued to tighten, leading to price appreciation.

   As with the second quarter, our position in the high yield sector impaired performance going into the second half of the year. The sector was again the worst performing domestic bond sector. According to a study by Fitch, 40% of all high yield bonds issued between the beginning of 1997 and the end of 1999 had defaulted as of the end of June. Additionally, our typical underweight position in U.S. Treasuries also detracted from performance. U.S. Treasuries were the best performing sector for the quarter, returning 7.40%. The gains were especially strong in long-term maturity sectors as Treasuries continued to benefit commercial mortgage-backed securities continued to add to performance. Another positive was our exposure to both taxable and tax-exempt municipal bonds, which both performed well.

   In the fourth quarter, our position in the emerging markets and high yield sectors were the primary cause of our outperformance relative to our benchmark. Each of these sectors performed well as the stock market rally renewed investors' appetite for risk and spread product. Some specific names in the investment-grade corporate sector also helped performance but our overall underweighting in the sector detracted from our return.

   We believe U.S. Treasuries could swing from being the best performing sector in 2002 to one of the worst performing areas in 2003 and that high yield may be turning the corner. Although we are seeking only a modest decline in defaults and continuing net downgrades, it appears that the worst of the credit cycle is behind us. We also think investment-grade corporates will perform well in 2003. We continue to emphasize diversification by sector and within sectors, particularly within high yield and investment-grade corporates.

   We do not believe the potential tax change regarding dividends will have a major negative impact on municipal bonds. Commercial mortgage-backed securities and taxable municipal bonds are trading at relatively tight spreads, and we do not anticipate the excellent performance that we saw in 2002 continue in 2003.

SECTOR WEIGHTINGS (as a percentage of bond holdings as of September 30, 2003)

SECTOR                        PHOENIX-JANUS FLEXIBLE    PHOENIX-GOODWIN MULTI-
------                        ----------------------    ----------------------
                                   INCOME SERIES      SECTOR FIXED INCOME SERIES
                                   -------------      --------------------------

Corporate Bonds              $32,145,650.00   65.32%  $ 74,315,550.00    39.41%
Foreign Government           $ 1,313,317.00    2.67%  $ 49,567,467.00    26.29%

Foreign Corporate Bonds      $ 1,962,205.00    3.99%  $ 22,144,027.00    11.74%
Non-Agency Mortgage Backed   $ 5,375,161.00   10.91%  $ 18,493,951.00     9.81%
Municipal Bonds              $         -       0.00%  $ 15,223,854.00     8.07%
U.S. Government              $ 8,317,681.00   16.90%  $           -       0.00%
Agency Mortgage Backed       $         -       0.00%  $  7,593,133.00     4.03%
Agency Asset Backed          $         -       0.00%  $  1,227,198.00     0.65%
Preferred Stock              $    98,860.94    0.21%  $           -       0.00%

Sum of Bond Holdings         $49,212,874.94  100.00%  $188,565,180.00   100.00%

ASSET MIX (as a percentage of total assets as of September 30, 2003)

Asset Mix                     PHOENIX-JANUS FLEXIBLE    PHOENIX-GOODWIN MULTI-
---------                     ----------------------    ----------------------
                                   INCOME SERIES      SECTOR FIXED INCOME SERIES
                                   -------------      --------------------------

Corporate Bonds              $32,145,650      64.43%  $ 74,315,550       38.77%
Foreign Government           $ 1,313,317       2.63%  $ 49,567,467       25.86%
Municipal Bonds                  ---           0.00%  $ 15,223,854        7.94%
Non-Agency Mortgage Backed   $ 5,375,161      10.78%  $ 18,493,951        9.65%
Foreign Corporate Bonds      $ 1,962,205       3.93%  $ 22,144,027       11.55%
Agency Mortgage Backed           ---           0.00%  $  7,593,133        3.96%
Agency Asset Backed              ---           0.00%       ---            0.00%
U.S. Government              $ 8,317,681      16.67%       ---            0.00%
Other assets and
 liabilities, net            $   474,068       0.95%  $ (5,229,047)      (2.73%)
Asset Backed                     ---           0.00%  $  1,227,198        0.64%
Short Terms                  $   200,000       0.40%  $  6,939,869        3.62%
Common Stock                     ---           0.00%  $      3,843        0.00%
Preferred Stocks             $    98,861       0.20%       ---            0.00%
Convertible Bonds            $     4,250       0.01%  $  1,406,250        0.74%

Total Net Assets             $49,891,196     100.00%  $191,686,095      100.00%

TEN LARGEST HOLDINGS (as a percentage of total net assets as of September 30, 2003)

       PHOENIX-JANUS FLEXIBLE INCOME SERIES                   PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
       ------------------------------------                   ------------------------------------------------
U.S. Treasury Note 4.25%, 8/15/13               3.0%        Russian Federation RegS 5%, 3/31/30              2.8%
U.S. Treasury Note 3%, 7/15/12                  2.6%        United Mexican States 7.50%, 1/14/12             2.7%
U.S. Treasury 2%, 5/15/06                       2.4%        Federative Republic of Brazil PIK Interest       2.4%
                                                                Capitalization 8%, 4/15/14
Fannie Mae 2.875%, 10/15/05                     2.1%        Government of Ukraine RegS 11%, 3/15/07          1.6%
Federal Home Loan Bank 5.125%, 3/6/06           2.0%        Lehman Brothers Commercial Conduit Mortgage      1.3%
                                                                Trust 99-C2, A2 7.325%, 9/15/09
Fannie Mae 3.875% 03/15/05                      1.9%        Connecticut Mashantucket Western Pequot Tribe    1.3%
                                                                Revenue Taxable Series A 144A 6.57%, 9/1/13
Fannie Mae 6.25% 02/01/11                       1.8%        Republic of Venezuela 9.25%, 9/15/27             1.2%
U.S. Treasury Note 5.75%, 11/15/05              1.4%        Petrobras International Finance W.I. 9.125%,     1.2%
                                                                7/2/13

U.S. Treasury Note 3.25%, 8/15/08               1.2%        New Jersey Economic Development Authority        1.1%
                                                                Pension Funding Revenue Taxable Series A
                                                                7.425%, 2/15/19
British Sky Broadcasting plc 6.875%, 2/23/09    1.2%        Federative Republic of Brazil 9.43% 8/20/06      1.1%


LEGAL MATTERS

   Matthew A. Swendiman, Counsel for PLIC and Assistant Secretary to the Trust, has passed upon certain legal matters in connection with the issuance of the shares of the Surviving Series.

ADDITIONAL FINANCIAL INFORMATION

   The table set forth below presents certain financial information for the Surviving Series. The financial highlights for each year ended December 31 are derived from the Surviving Series' audited financial statements for that year. The financial highlights for the six months ended June 30, 2003 are unaudited. The data should be read in conjunction with the audited financial statements and related notes, which are incorporated by reference to the Statement of Additional Information related to this Prospectus/Proxy Statement. The financial statements for the Surviving Series for prior periods are contained in the Surviving Series' Annual Report to Shareholders which are incorporated by reference in the Statement of Additional Information related to this Prospectus/Proxy Statement.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FROM A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

   The financial highlights table is intended to help you understand the Phoenix-Goodwin Multi-Sector Fixed Income Series' financial performance throughout the periods indicated. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming, reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, except the six months ended June 30, 2003, which is unaudited. This report and the Series' financial statement are included in the December 31, 2002 Annual Report, Semiannual Report for the period ended June 30, 2003, and are incorporated by reference in the Statement of Additional Information.

                                SURVIVING SERIES
                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                              SIX MONTHS ENDED
                                                 06/30/03
                                                (UNAUDITED)                           YEAR ENDED DECEMBER 31,
                                                -----------     --------------------------------------------------------------------
                                                                    2002            2001(4)       2000        1999           1998
                                                                    ----            ----          ----        ----           ----
Net asset value, beginning of period             $ 8.76           $ 8.55          $ 8.75        $ 8.92      $ 9.18         $10.38
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                      0.29             0.61            0.72(3)       0.75        0.73           0.77
 Net realized and unrealized gain (loss)           0.50             0.22           (0.21)        (0.19)      (0.24)         (1.17)
                                               -------------    -----------     ----------    ----------   -----------   -----------
          TOTAL FROM INVESTMENT OPERATIONS         0.79             0.83            0.51          0.56        0.49          (0.40)
                                               -------------    -----------     ----------    ----------   -----------   -----------
LESS DISTRIBUTIONS
 Dividends from net investment income             (0.35)           (0.62)          (0.71)        (0.73)      (0.75)         (0.74)
 Dividends from net realized gains                 ---              ---             ---           ---         ---           (0.06)
                                               -------------    -----------     ----------    ----------   -----------   -----------
          TOTAL DISTRIBUTIONS                     (0.35)           (0.62)          (0.71)        (0.73)      (0.75)         (0.80)
                                               -------------    -----------     ----------    ----------   -----------   -----------
CHANGE IN NET ASSET VALUE                          0.44             0.21           (0.20)        (0.17)      (0.26)         (1.20)
                                               -------------    -----------     ----------    ----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD                   $ 9.20           $ 8.76          $ 8.55        $ 8.75      $ 8.92         $ 9.18
                                               =============    ===========     ==========    ==========   ===========   ===========
Total return                                       9.16%(6)        10.00%           6.09%         6.47%       5.46%         (4.02)%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousand)          $197,572         $178,990        $167,229      $160,101    $172,836       $187,363
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses(1)                             0.73%(2,5)       0.69%(2)        0.65%(2)      0.65%       0.65%          0.64%
 Net investment income                             6.61%(5)         7.05%           8.14%         8.45%       7.79%          7.61%
Portfolio turnover                                   70%(6)          168%            188%          148%        125%           160%

--------------------------
(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%, 0.69% and 0.71% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to increase the ratio of net investment income to average net assets from 8.13% to 8.14%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) Annualized.
(6) Not annualized.

FUTURE SHAREHOLDER MEETINGS

   As a Massachusetts business trust, the Trust does not hold shareholder meetings, unless required by the 1940 Act. Other than this meeting, the Trust does not anticipate holding a meeting of shareholders of the Series in 2004. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

         Richard J. Wirth
         Secretary, The Phoenix Edge Series Fund
         c/o Phoenix Life Insurance Company
         One American Row
         PO Box 5056
         Hartford, CT 06102-5056

   Proposals must be received a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

                                 OTHER BUSINESS

   The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Prospectus/Proxy Statement. Should any other matter requiring a vote of Merging Series' shareholders arise, however, the proxies will vote thereon according to their best judgment in the interests of the Merging Series and the shareholders of the Merging Series.

                                              By Order of the Board of Trustees,



                                              RICHARD J. WIRTH
                                              Secretary

Hartford, Connecticut
February   , 2004

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 17th day of March, 2004, by and between The Phoenix Edge Series Fund, a Massachusetts business trust (the "Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix-Goodwin Multi-Sector Fixed Income Series (the "Surviving Series"), a separate series of the Trust, and the Trust, on behalf of the Phoenix-Janus Flexible Income Series (the "Merging Series"), another separate series of the Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Merging Series to the Surviving Series in exchange solely for voting shares of beneficial interest of the Surviving Series (the "Surviving Series Shares"), the assumption by the Surviving Series of all liabilities of the Merging Series, and the distribution of the Surviving Series Shares to the shareholders of the Merging Series in complete liquidation of the Merging Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Merging Series and the Surviving Series are separate series of the Trust, an open-end, registered investment company of the management type. The Merging Series owns securities which generally are assets of the character in which the Surviving Series is permitted to invest.

         The Trustees of the Trust have determined, with respect to the Surviving Series, that the exchange of all of the assets of the Merging Series for Surviving Series Shares and the assumption of all liabilities of the Merging Series by the Surviving Series is in the best interests of the Surviving Series and its shareholders and that the interests of the existing shareholders of the Surviving Series would not be diluted as a result of this transaction.

         The Trustees of the Trust, have also determined, with respect to the Merging Series, that the exchange of all of the assets of the Merging Series for Surviving Series Shares and the assumption of all liabilities of the Merging Series by the Surviving Series is in the best interests of the Merging Series and its shareholders and that the interests of the existing shareholders of the Merging Series would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE MERGING SERIES TO THE SURVIVING SERIES IN EXCHANGE FOR THE SURVIVING SERIES SHARES, THE ASSUMPTION OF ALL MERGING SERIES LIABILITIES AND THE LIQUIDATION OF THE MERGING SERIES

         1.1 Subject to the requisite approval of the Merging Series shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Merging Series agrees to transfer all of the Merging Series' assets, as set forth in paragraph 1.2, to the Surviving Series, and the Surviving Series agrees in exchange therefor: (i) to deliver to the Merging Series the number of full and fractional Surviving Series Shares, determined by dividing the value of the Merging Series' net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Series Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Merging Series, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").


         1.2 The assets of the Merging Series to be acquired by the Surviving Series shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Merging Series, and any deferred or prepaid expenses shown as an asset on the books of the Merging Series, on the Closing Date (collectively, the "Assets").

         1.3 The Merging Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Surviving Series shall also assume all of the liabilities of the Merging Series, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Merging Series will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Merging Series will distribute to the Merging Series' shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Merging Series Shareholders"), on a pro rata basis, the Surviving Series Shares received by the Merging Series pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Merging Series' shares, by the transfer of the Surviving Series Shares then credited to the account of the Merging Series on the books of the Surviving Series to open accounts on the share records of the Surviving Series in the names of the Merging Series Shareholders. The aggregate net asset value of Surviving Series Shares to be so credited to Merging Series Shareholders shall be equal to the aggregate net asset value of the Merging Series shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Merging Series will simultaneously be canceled on the books of the Merging Series.

         1.5 Ownership of Surviving Series Shares will be shown on the books of the Surviving Series or its transfer agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Merging Series including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Merging Series.

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Surviving Series.

         2.2 The net asset value of Surviving Series Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust's Board of Trustees which shall be described in the Surviving Series' then-current prospectus and statement of additional information.

         2.3 The number of Surviving Series Shares to be issued (including fractional shares, if any) in exchange for the Merging Series' Assets shall be determined by dividing the value of the net assets with respect to the shares of the Merging Series determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Surviving Series Share, determined in accordance with paragraph 2.2.


         2.4 All computations of value shall be made by Phoenix Equity Planning Corporation, in its capacity as financial agent for the Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be March 19, 2004, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.


         3.2 The Trust shall direct State Street Bank and Trust Company, as custodian for the Merging Series (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Surviving Series on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Merging Series' portfolio securities represented by a certificate or other written instrument shall be presented by the Merging Series Custodian to JP Morgan Chase Bank, as custodian for the Surviving Series for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Merging Series on the next business day following the Closing Date for the account of the Surviving Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Merging Series' portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Merging Series shall be delivered by wire transfer of federal funds on the Closing Date.

         3.3 The Trust shall direct the Variable Products Operations Unit of Phoenix Life Insurance Company (the "Transfer Agent"), on behalf of the Merging Series, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Merging Series Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Surviving Series shall issue and deliver a confirmation evidencing the Surviving Series Shares to be credited on the Closing Date to the Secretary of the Surviving Series, or provide evidence satisfactory to the Merging Series that such Surviving Series Shares have been credited to the Merging Series' account on the books of the Surviving Series. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Series or the Merging Series shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Surviving Series or the Merging Series, respectively, is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Trust, on behalf of the Merging Series, represents and warrants as follows:

         (a) The Merging Series is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust, as amended ("Declaration of Trust"), to own all of its Assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Merging Series under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Merging Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Merging Series and each prospectus and statement of additional information of the Merging Series used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Trust, on behalf of the Merging Series, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets; the Trust, on behalf of the Surviving Series, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Series;

         (f) The Merging Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Merging Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Merging Series is a party or by which it is bound;

         (g) All material contracts or other commitments of the Merging Series (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Merging Series on or prior to the Closing Date;

         (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Surviving Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Merging Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Merging Series, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Merging Series at December 31, 2002, have been audited by PricewaterhouseCoopers LLP ("PwC"), independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Surviving Series) present fairly, in all material respects, the financial condition of the Merging Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Merging Series required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since December 31, 2002, there has not been any material adverse change in the Merging Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Merging Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Series. For the purposes of this subparagraph (j), a decline in net asset value per share of the Merging Series due to declines in market values of securities in the Merging Series' portfolio, the discharge of Merging Series liabilities, or the redemption of Merging Series Shares by shareholders of the Merging Series shall not constitute a material adverse change;

         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Merging Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Merging Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Merging Series has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

         (m) All issued and outstanding shares of the Merging Series are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Merging Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Merging Series, as provided in paragraph
3.3. The Merging Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Merging Series, nor is there outstanding any security convertible into any of the Merging Series shares;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Merging Series, and, subject to the approval of the shareholders of the Merging Series, this Agreement will constitute a valid and binding obligation of the Merging Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (o) The information to be furnished by the Merging Series for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

         (p) The proxy statement of the Merging Series (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Merging Series, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Surviving Series for use therein, and
(ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

         4.2 The Trust, on behalf of the Surviving Series, represents and warrants as follows:

         (a) The Surviving Series is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust to own all of its Assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Surviving Series under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Surviving Series and each prospectus and statement of additional information of the Surviving Series used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Trust, on behalf of the Surviving Series will have good and marketable title to the Surviving Series' assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Merging Series has received notice and necessary documentation at or prior to the Closing;

         (f) The Surviving Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Surviving Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Surviving Series is a party or by which it is bound;

         (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Merging Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Surviving Series or any of the Surviving Series' properties or assets that, if adversely determined, would materially and adversely affect the Surviving Series' financial condition or the conduct of the Surviving Series' business. The Trust on behalf of the Surviving Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Surviving Series' business or the Surviving Series' ability to consummate the transactions herein contemplated;

         (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Surviving Series at December 31, 2002, have been audited by PwC, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Merging Series) present fairly, in all material respects, the financial condition of the Surviving Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Surviving Series required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (i) Since December 31, 2002, there has not been any material adverse change in the Surviving Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Merging Series. For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Series due to declines in market values of securities in the Surviving Series' portfolio, the discharge of Surviving Series liabilities, or the redemption of Surviving Series Shares by shareholders of the Surviving Series, shall not constitute a material adverse change;

         (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Surviving Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (k) For each taxable year of its operation (including the taxable year including the Closing Date), the Surviving Series has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code.

         (l) All issued and outstanding Surviving Series Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Merging Series could, under certain circumstances, be held personally liable for obligations of the Merging Series) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Surviving Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Series Shares, nor is there outstanding any security convertible into any Surviving Series Shares;

         (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Surviving Series and this Agreement will constitute a valid and binding obligation of the Trust on behalf of the Surviving Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) Surviving Series Shares to be issued and delivered to the Merging Series, for the account of the Merging Series Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Series Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Merging Series could, under certain circumstances, be held personally liable for obligations of the Merging Series);

         (o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (p) That insofar as it relates to the Surviving Series, the Registration Statement relating to the Surviving Series Shares issuable hereunder, and the proxy materials of the Merging Series to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Merging Series contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Merging Series for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.       COVENANTS OF THE TRUST ON BEHALF OF THE SURVIVING SERIES AND THE
MERGING SERIES

         5.1 The Surviving Series and the Merging Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

         5.2 The Trust will call a meeting of the shareholders of the Merging Series to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 The Merging Series covenants that the Surviving Series Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.4 Subject to the provisions of this Agreement, the Surviving Series and the Merging Series will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 As soon as is reasonably practicable after the Closing, the Merging Series will make a liquidating distribution to its shareholders consisting of the Surviving Series Shares received at the Closing.

         5.6 The Surviving Series and the Merging Series shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.7 The Trust, on behalf of the Merging Series, covenants that it will, from time to time, as and when reasonably requested by the Trust on behalf of the Surviving Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust on behalf of the Surviving Series may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Merging Series', title to and possession of the Surviving Series Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Surviving Series', title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

         5.8 The Surviving Series will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MERGING SERIES

         The obligations of the Trust, on behalf of the Merging Series, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Surviving Series, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Trust, on behalf of the Surviving Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         6.2 The Trust, on behalf of the Surviving Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Surviving Series on or before the Closing Date;

         6.3 The Merging Series and the Surviving Series shall have agreed on the number of full and fractional Surviving Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING SERIES

         The obligations of the Trust, on behalf of the Surviving Series, to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Merging Series, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:


         7.1 All representations and warranties of the Trust, on behalf of the Merging Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Trust shall have delivered to the Surviving Series a statement of the Merging Series' assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

         7.3. The Trust, on behalf of the Merging Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust, on behalf of the Merging Series, on or before the Closing Date;

         7.4 The Merging Series and the Surviving Series shall have agreed on the number of full and fractional Surviving Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

         7.5 The Merging Series shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING SERIES AND THE MERGING SERIES

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Merging Series, or the Trust, on behalf of the Surviving Series, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Merging Series in accordance with the provisions of the Trust's Declaration of Trust, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Trust may waive the conditions set forth in this paragraph 8.1;

         8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Series or the Merging Series, provided that either party hereto may for itself waive any of such conditions;

         8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5 The parties shall have received the opinion of _______________, counsel to the Trust, addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement, shall for federal income tax purposes, qualify as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5.

9.       BROKERAGE FEES AND EXPENSES

         9.1 The Trust on behalf of the Merging Series and the Trust on behalf of the Surviving Series represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 The expenses relating to the proposed Reorganization will be borne by Phoenix Life Insurance Company. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Surviving Series' prospectus and the Merging Series' proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Trust has not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before June 30, 2004, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Merging Series called by the Merging Series pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Surviving Series Shares to be issued to the Merging Series Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to The Phoenix Edge Series Fund, One American Row, P. O. Box 5056, Hartford, CT 06102-5056, Attn: Richard J. Wirth, Esq.

14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Surviving Series, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party as provided in the Declaration of Trust.


         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


     Attest:                              THE PHOENIX EDGE SERIES FUND ON BEHALF
                                          OF ITS PHOENIX-JANUS FLEXIBLE
                                          INCOME SERIES

     _________________________________    By: ________________________________
     SECRETARY
                                          Title: _______________________________

     Attest: THE PHOENIX EDGE SERIES FUND ON BEHALF OF ITS PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

     _________________________________    By: ________________________________
     SECRETARY
                                          Title: _______________________________

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the assets of
                          JANUS-FLEXIBLE INCOME SERIES

                        By and in exchange for shares of
                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                Both a series of
                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 541-0171

                                              February __, 2004

         This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets and all the liabilities of Phoenix-Janus Flexible Income Series (the "Merging Series"), to the Phoenix-Goodwin Multi-Sector Fixed Income Series (the "Surviving Series"), both a series of The Phoenix Edge Series Fund, consists of this cover page and the following described documents:

        1) the Statement of Additional Information of The Phoenix Edge Series Fund, as filed via EDGAR on Form N-1A on April 30, 2003 with Post-Effective Amendment No. 46, and supplements dated May 1, 2003, May 8, 2003, June 2, 2003, June 11, 2003, July 24, 2003,
             October 15, 2003 and November 5, 2003 to the Prospectus dated May 1, 2003 and incorporated by reference;

        2) the Annual Report of The Phoenix Edge Series Fund for the year ended December 31, 2002, as filed via EDGAR on Form N-30D on March 5, 2003 and incorporated by reference;

        3) Semi-Annual Report of The Phoenix Edge Series Fund for the six-month period ended June 30, 2003, as filed via EDGAR on Form CSRS on September 5, 2003 and incorporated by reference; and

        4)   the Pro Forma Financial Statements, filed herewith.

         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated February __, 2004. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling Variable Products Operations ("VPO") at 800-541-0171 or by writing to Phoenix Variable Products Mail Operations at PO Box 8027, Boston, Massachusetts 02266-8027.

         The date of this Statement of Additional Information is February __, 2004.

 Phoenix-Goodwin Multi-Sector Fixed Income Series / Phoenix-Janus Flexible Income Series
 Pro Forma Combining Schedule of Investments
 September 30, 2003 (Unaudited)

 Shares or Par Value (in thousands)                                                    Value
 ===============  ==============  ===========  ======================================  ===============  ==============  ===========
 Phoenix-Goodwin  Phoenix-Janus                                                        Phoenix-Goodwin  Phoenix-Janus
 Multi-Sector     Flexible        Pro Forma                                            Multi-Sector     Flexible        Pro Forma
 Fixed Income     Income          Combining    DESCRIPTION                             Fixed Income     Income          Combining
 Series           Series          Portfolios                                           Series           Series          Portfolios
 ===============  ==============  ===========  ======================================  ===============  ==============  ===========

                                               U.S. GOVERNMENT SECURITIES--3.4%
              -           1,195        1,195   U.S. Treasury Bond 2%, 5/15/06                       -       1,203,262    1,203,262
              -             250          250   U.S. Treasury Bond 3.125%, 9/15/08                   -         253,477      253,477
              -             560          560   U.S. Treasury Bond 5.375%, 2/15/31                   -         600,950      600,950
              -             425          425   U.S. Treasury Bond 7.25%, 5/15/16                    -         543,402      543,402
              -           1,170        1,170   U.S. Treasury Inflationary Note 3%,
                                                7/15/12(l)                                          -       1,311,209    1,311,209
              -             240          240   U.S. Treasury Note 2.375%, 8/15/06                   -         243,328      243,328
              -             607          607   U.S. Treasury Note 3.25%, 8/15/08                    -         619,661      619,661
              -             564          564   U.S. Treasury Note 4.375%, 5/15/07                   -         605,463      605,463
              -           1,475        1,475   U.S. Treasury Note 4.75%, 8/15/13                    -       1,512,048    1,512,048
              -             350          350   U.S. Treasury Note 5%, 2/15/11                       -         383,797      383,797
              -             622          622   U.S. Treasury Note 5.75%, 11/15/05                   -         676,717      676,717
              -             264          264   U.S. Treasury Note 6%, 8/15/09                       -         305,033      305,033
              -              50           50   U.S. Treasury Note 6.50%, 2/15/10                    -          59,334       59,334
                                                                                           ----------     -----------   ----------
                                               TOTAL U.S. GOVERNMENT SECURITIES                     -       8,317,681    8,317,681

                                               AGENCY MORTGAGE-BACKED SECURITIES--3.1%
          7,196               -        7,196   GNMA 6.50%, '23-'32                          7,560,121               -    7,560,121
             30               -           30   GNMA 8%, 10/15/06                               31,995               -       31,995
              1               -            1   GNMA 8%, 9/15/06                                 1,017               -        1,017
                                                                                           ----------     -----------   ----------
                                               TOTAL AGENCY MORTGAGE-BACKED SECURITIES      7,593,133               -    7,593,133

                                               AGENCY NON MORTGAGE-BACKED SECURITIES--2.2%
              -           1,000        1,000   Fannie Mae 2.875%, 10/15/05                          -       1,024,687    1,024,687
              -             515          515   Fannie Mae 3.25%, 11/15/07                           -         523,041      523,041
              -             895          895   Fannie Mae 3.875%, 3/15/05                           -         927,809      927,809
              -             220          220   Fannie Mae 4.375%, 9/15/12                           -         221,632      221,632
              -             175          175   Fannie Mae 4.625%, 5/1/13                            -         173,941      173,941
              -             538          538   Fannie Mae 5.25%, 1/15/09                            -         588,914      588,914
              -             800          800   Fannie Mae 6.25%, 2/1/11                             -         899,032      899,032
              -             945          945   Federal Home Loan Bank 5.125%, 3/6/06                -       1,016,105    1,016,105
                                                                                           ----------     -----------   ----------
                                               TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES          -       5,375,161    5,375,161

                                               MUNICIPAL BONDS--6.3%
            750               -          750   California Alameda Corridor
                                                Transportation Authority Revenue
                                                Taxable Series C 6.50%, 10/1/19               837,622               -      837,622
          1,750               -        1,750   California Alameda Corridor
                                                Transportation Authority Revenue
                                                Taxable Series C 6.60%, 10/1/29             1,939,280               -    1,939,280
          1,100               -        1,100   Connecticut Mashantucket Western
                                                Pequot Tribe Revenue Taxable
                                                Series A 6.91%, 9/1/12(a)                   1,268,982               -    1,268,982
          2,140               -        2,140   Connecticut Mashantucket Western
                                                Pequot Tribe Revenue Taxable
                                                Series A 144A 6.57%, 9/1/13(a)              2,418,457               -    2,418,457
          1,310               -        1,310   Florida University of Miami
                                                Exchangeable Revenue Taxable
                                                Series A 7.65%, 4/1/20                      1,446,843               -    1,446,843
          1,330               -        1,330   Illinois Educational Facilities
                                                Authority - Loyola University
                                                Revenue Taxable Series C 7.12%, 7/1/11      1,561,314               -    1,561,314
          1,500               -        1,500   Massachusetts Port Authority Revenue
                                                Taxable Series C 6.35%, 7/1/06              1,653,030               -    1,653,030
          1,750               -        1,750   New Jersey Economic Development
                                                Authority Pension Funding Revenue
                                                Taxable Series A 7.425%, 2/15/19            2,154,862               -    2,154,862
            337               -          337   South Dakota Educational Enhancement
                                                Funding Corp. Revenue Taxable
                                                Series A 6.72%, 6/1/25                        319,610               -      319,610
          1,495               -        1,495   Texas State University System Revenue
                                                Taxable 6.16%, 3/15/06                      1,623,854               -    1,623,854
                                                                                           ----------     -----------   ----------
                                               TOTAL MUNICIPAL BONDS                       15,223,854               -   15,223,854

                                               ASSET-BACKED SECURITIES--0.5%
            541               -          541   Arc Net Interest Margin Trust 02-9A,
                                                A 7.75%, 12/27/32                             536,814               -      536,814
            768               -          768   Litigation Settlement Monetized Fee
                                                Trust 02-5A 144A 6%, 10/25/10(a)              690,384               -      690,384
                                                                                           ----------     -----------   ----------
                                               TOTAL ASSET-BACKED SECURITIES                1,227,198               -    1,227,198

                                               CORPORATE BONDS--43.1%
          1,000               -        1,000   ACC Escrow Corp. 144A 10%, 8/1/11(a)         1,072,500               -    1,072,500
            650               -          650   Agco Corp. 8.50%, 3/15/06                      654,062               -      654,062
              -              60           60   Allied Waste North America Series B 10%,
                                                8/1/09                                              -          65,325       65,325
            500               -          500   Allied Waste North America Series B 7.845%,
                                                1/1/09                                        521,250               -      521,250
              -              65           65   AMC Entertainment, Inc. 9.875%, 2/1/12               -          71,175       71,175
              -              90           90   AmerenEnergy 7.95%, 6/1/32                           -         111,118      111,118
            500               -          500   American Axle & Manufacturing, Inc. 9.75%,
                                                3/1/09                                        540,625               -      540,625
              -             250          250   Americo Life, Inc. 144A 7.875%, 5/1/13(a)            -         250,938      250,938
          1,000               -        1,000   Amerigas Partners/Amerigas Eagle Finance
                                                Corp. Series B 8.875%, 5/20/11              1,077,500               -    1,077,500
          1,000               -        1,000   AmerisourceBergen Corp. 8.125%, 9/1/08       1,090,000               -    1,090,000
              -             100          100   Anheuser-Busch Cos., Inc. 5.95%, 1/15/33             -         105,148      105,148
              -             250          250   AOL Time Warner, Inc. 5.625%, 5/1/05                 -         263,745      263,745
              -             275          275   AOL Time Warner, Inc. 6.875%, 5/1/12                 -         308,558      308,558
              -             288          288   Apple Computer, Inc. 6.50%, 2/15/04                  -         292,320      292,320
              -             110          110   ARAMARK Services, Inc. 6.375%, 2/15/08               -         119,585      119,585
              -             145          145   ARAMARK Services, Inc. 7%, 5/1/07                    -         161,668      161,668
          1,000               -        1,000   AutoNation, Inc. 9%, 8/1/08                  1,125,000               -    1,125,000
              -             200          200   Autozone, Inc. 5.875%, 10/15/12                      -         214,999      214,999
              -              75           75   Ball Corp. 144A 6.875%, 12/15/12(a)                  -          77,719       77,719
            625              50          675   Ball Corp. 6.875%, 12/15/12                    647,656          51,812      699,468
              -             180          180   Bank of New York Co., Inc. (The) Series
                                                MTNE 2.20%, 5/12/06                                 -         181,074      181,074
              -             165          165   Belo Corp. 7.125%, 6/1/07                            -         186,833      186,833
              -              75           75   Belo Corp. 8%, 11/1/08                               -          89,365       89,365
              -             150          150   Berkley (W.R.) Corp. 5.875%, 2/15/13                 -         155,870      155,870
              -             150          150   Berkshire Hathaway, Inc. 144A 4.625%,
                                                10/15/13(a)                                         -         151,136      151,136
              -             150          150   Brown-Forman Corp. 2.125%, 3/15/06                   -         150,564      150,564
            750               -          750   Cabot Corp. 144A 5.25%, 9/1/13(a)              759,356               -      759,356
          1,000               -        1,000   Calpine Corp. 144A 8.75%, 7/15/13(a)           920,000               -      920,000
              -             125          125   Capital One Bank 5.75%, 9/15/10                      -         131,566      131,566
          1,000               -        1,000   Capital One Bank 6.50%, 6/13/13              1,023,490               -    1,023,490
              -             200          200   Caterpillar Financial Services Corp.
                                                Series MTNF 2.35%, 9/15/06                          -         199,907      199,907
              -             175          175   Cendant Co. 6.25%, 3/15/10                           -         190,546      190,546
              -             125          125   Centerpoint Energy 144A 5.875%, 6/1/08(a)            -         125,771      125,771
          1,000             125        1,125   Centerpoint Energy 144A 6.85%, 6/1/15(a)       977,166         122,146    1,099,312
              -              50           50   Centerpoint Energy Corp. 6.50%, 2/1/08               -          53,182       53,182
          1,100               -        1,100   Centerpoint Energy Houston 144A 5.75%,
                                                1/15/14(a)                                  1,157,606               -    1,157,606
          1,500               -        1,500   Chesapeake Energy Corp. 8.375%, 11/1/08      1,635,000               -    1,635,000
              -             260          260   ChevronTexaco Capital Co. 3.50%, 9/17/07             -         267,006      267,006
              -             180          180   Cinergy Corp. 6.25%, 9/1/04                          -         187,026      187,026
              -              75           75   Cintas Corp. 6%, 6/1/12                              -          83,218       83,218
              -             175          175   Citigroup, Inc. 4.875%, 5/7/15                       -         174,027      174,027
              -              50           50   Citizens Banking Corp. 144A 5.75%,
                                                2/1/13(a)                                           -          50,366       50,366
              -              21           21   Clear Channel Communications, Inc. 6%,
                                                11/1/06                                             -          22,900       22,900
              -             100          100   CMS Energy Corp. 144A 7.75%, 8/1/10(a)               -          99,500       99,500
              -             125          125   CMS Energy Corp. 7.50%, 1/15/09                      -         124,375      124,375
              -             100          100   CMS Energy Corp. 7.625%, 11/15/04                    -         102,000      102,000
              -             250          250   Coca Cola Enterprises, Inc. 4.375%,
                                                9/15/09                                             -         259,214      259,214
              -             133          133   Coca Cola Enterprises, Inc. 7.125%,
                                                8/1/17                                              -         162,609      162,609
          1,000               -        1,000   Comcast Cable Communications, Inc. 6.75%,
                                                1/30/11                                     1,127,699               -    1,127,699
              -              50           50   Comcast Corp. 5.30%, 1/15/14                         -          50,470       50,470
              -             225          225   Comcast Corp. 5.50%, 3/15/11                         -         236,631      236,631
              -             150          150   Comcast Corp. 5.85%, 1/15/10                         -         162,209      162,209
              -             300          300   Comcast Corp. 6.375%, 1/30/06                        -         325,951      325,951
          1,200               -        1,200   Commonwealth Edison 4.74%, 8/15/10           1,244,623               -    1,244,623
              -             340          340   Conoco Funding Co. 5.45%, 10/15/06                   -         370,065      370,065
              -             235          235   Coors (Adolph) Co. 6.375%, 5/15/12                   -         261,907      261,907
          1,000               -        1,000   Coventry Health Care, Inc. 8.125%,
                                                2/15/12                                     1,070,000               -    1,070,000
              -             300          300   Cox Communications, Inc. 6.875%, 6/15/05             -         324,396      324,396
              -              20           20   Cox Communications, Inc. 7.125%, 10/1/12             -          23,096       23,096
              -              25           25   Cox Enterprises, Inc. 144A 4.375%, 5/1/08(a)         -          25,661       25,661
              -              95           95   CSX Corp. 4.875%, 11/1/09                            -          99,626       99,626
              -             175          175   CVS Corp. 3.875%, 11/1/07                            -         178,672      178,672
              -             225          225   DaimlerChrysler NA Holdings Corp. 4.05%,
                                                6/4/08                                              -         222,727      222,727
              -             400          400   Dean Foods Co. 6.625%, 5/15/09                       -         420,000      420,000
              -              50           50   Dean Foods Co. 6.90%, 10/15/17                       -          50,000       50,000
            550              55          605   Del Monte Corp. 144A 8.625%, 12/15/12(a)       603,625          60,362      663,987
              -              30           30   Del Monte Corp. Series B 9.25%, 5/15/11              -          33,075       33,075
          1,000               -        1,000   Denbury Resources, Inc. 144A 7.50%,
                                                4/1/13(a)                                   1,017,500               -    1,017,500
              -             175          175   Devon Energy Corp. 2.75%, 8/1/06                     -         176,288      176,288
              -              90           90   Dex Media East LLC 12.125%, 11/15/12                 -         109,125      109,125
              -              25           25   Dex Media East LLC 9.875%, 11/15/09                  -          28,437       28,437
              -              75           75   Dex Media West/Dex Media Finance
                                                Co. 144A 9.845%, 8/15/13(a)                         -          84,188       84,188
              -             300          300   Dial Corp. (The) 6.50%, 9/15/08                      -         330,964      330,964
              -             280          280   Dial Corp. (The) 7%, 8/15/06                         -         313,090      313,090
          1,250               -        1,250   DirectTV Holdings LLC 144A 8.375%,
                                                3/15/13(a)                                  1,415,625               -    1,415,625
            850               -          850   Dobson Communications Corp. 144A 8.875%,
                                                10/1/13(a)                                    863,813               -      863,813
              -             185          185   Dominion Resources, Inc. 2.80%, 2/15/05              -         187,193      187,193
              -             175          175   Dominion Resources, Inc. 5%, 3/15/13                 -         175,387      175,387
              -             100          100   Dominion Resources, Inc. Series D 5.125%,
                                                12/15/09                                            -         105,309      105,309
              -              40           40   Domino's, Inc. 144A 8.25%, 7/1/11(a)                 -          42,450       42,450
          1,000               -        1,000   Eastman Kodak Co. Series MTNA 3.625%,
                                                5/15/08                                       921,723               -      921,723
          1,500             125        1,625   Echostar DBS Corp. 144A 5.75%, 10/1/08(a)    1,509,375         125,781    1,635,156
          1,000               -        1,000   Echostar DBS Corp. 144A 6.375%, 10/1/11(a)   1,005,000               -    1,005,000
              -             133          133   Echostar DBS Corp. 9.125%, 1/15/09                   -         151,287      151,287
          1,000               -        1,000   Entergy Gulf States 144A 3.60%, 6/1/08(a)      973,640               -      973,640
              -              50           50   Farmers Insurance Exchange 144A 8.50%,
                                                8/1/04(a)                                           -          51,019       51,019
              -              75           75   Fiserv, Inc. 144A 4%, 4/15/08(a)                     -          75,868       75,868
              -             400          400   Ford Motor Credit Co. 5.75%, 2/23/04                 -         406,540      406,540
              -              75           75   Ford Motor Credit Co. 7%, 10/1/13                    -          75,476       75,476
            875               -          875   Ford Motor Credit Co. 7.25%, 10/25/11          913,149               -      913,149
              -             125          125   Franklin Resources, Inc. 3.70%, 4/15/08              -         126,750      126,750
            500             175          675   Freeport-McMoRan Copper & Gold, Inc.
                                                 10.125%, 2/1/10                              561,250         196,437      757,687
              -              25           25   Fresenius Medical Capital Trust IV 7.875%,
                                                6/15/11                                             -          26,250       26,250
              -             250          250   Fund American Cos., Inc. 5.875%, 5/15/13             -         254,392      254,392
              -             265          265   Gannett Co., Inc. 4.95%, 4/1/05                      -         278,011      278,011
              -             500          500   General Electric Capital Corp. Series
                                                MTNA 2.85%, 1/30/06                                 -         510,034      510,034
          1,750             120        1,870   General Electric Capital Corp. Series
                                                MTNA 6%, 6/15/12                            1,917,851         131,510    2,049,361
              -             175          175   General Mills, Inc. 3.875%, 11/30/07                 -         179,285      179,285
              -             125          125   General Mills, Inc. 5.125%, 2/15/07                  -         134,504      134,504
              -              75           75   General Mills, Inc. 6%, 2/15/12                      -          82,274       82,274
              -             500          500   General Motors Acceptance Corp. 4.50%,
                                                7/15/16                                             -         510,643      510,643
              -             125          125   General Motors Acceptance Corp. 5.125%,
                                                5/9/08                                              -         127,753      127,753
            500              75          575   General Motors Acceptance Corp. 6.875%,
                                                9/15/11                                       519,002          77,850      596,852
          1,500               -        1,500   General Motors Corp. 7.125%, 7/15/13         1,573,459               -    1,573,459
              -             125          125   Gillette Co. 4.125%, 8/30/07                         -         130,383      130,383
           1200               -        1,200   Goldman Sachs Group, Inc. 4.75%, 7/18/13     1,187,596               -    1,187,596
              -             125          125   Greenpoint Financial Corp. 144A 3.20%,
                                                6/6/08(a)                                           -         121,563      121,563
          1,000               -        1,000   Gulfterra Energy Partner W.I. 144A 6.25%,
                                                6/1/10(a)                                   1,000,000               -    1,000,000
              -              50           50   Gulfterra Energy Partners 144A 8.50%,
                                                6/1/10(a)                                           -          54,125       54,125
              -             125          125   Hard Rock Hotel, Inc. 144A 8.875%,
                                                6/1/13(a)                                           -         132,344      132,344
              -             375          375   HCA, Inc. 6.25%, 2/15/13                             -         380,270      380,270
            900               -          900   HCA, Inc. 6.30%, 10/1/12                       917,302               -      917,302
              -             355          355   HCA, Inc. 6.91%, 6/15/05                             -         374,821      374,821
              -             135          135   HCA, Inc. 6.95%, 5/1/12                              -         143,214      143,214
              -             115          115   Hertz Corp. 4.70%, 10/2/06                           -         115,532      115,532
              -             215          215   HMH, Inc. Series A 7.875%, 8/1/05                    -         221,450      221,450
          1,025               -        1,025   Hollywood Entertainment Corp. 9.625%,
                                                3/15/11                                     1,119,812               -    1,119,812
              -             150          150   Household Finance Corp. 4.625%, 1/15/08              -         157,686      157,686
          1,000               -        1,000   Household Finance Corp. 6.375%, 11/27/12     1,109,378               -    1,109,378
              -             125          125   Household Finance Corp. Series MTN 3.375%,
                                                2/21/06                                             -         128,373      128,373
            100               -          100   IASIS Healthcare Corp. 13%, 10/15/09           112,750               -      112,750
              -             225          225   International Business Machines Corp.
                                                2.375%, 11/1/06                                     -         226,284      226,284
              -             125          125   International Business Machines Corp.
                                                4.25%, 9/15/09                                      -         129,931      129,931
              -             125          125   International Business Machines Corp.
                                                4.75%, 11/29/12                                     -         128,071      128,071
              -             150          150   International Business Machines Corp.
                                                5.875%, 11/29/32                                    -         153,266      153,266
              -              75           75   International Paper Co. 5.85%, 10/30/12              -          79,827       79,827
          1,500              50        1,550   Jabil Circuit, Inc. 5.875%, 7/15/10          1,557,906          51,930    1,609,836
          1,000               -        1,000   Janus Capital Group, Inc. 7.75%, 6/15/09     1,144,410               -    1,144,410
              -              80           80   John Deere Capital Corp. Series MTND
                                                4.125%, 7/15/05                                     -          83,310       83,310
              -             125          125   Kaneb Pipe Line Opportunity Partnership
                                                5.875%, 6/1/13                                      -         127,434      127,434
              -             150          150   Kellogg Co. 2.875%, 6/1/08                           -         147,327      147,327
              -             225          225   Kellogg Co. Series B 6%, 4/1/06                      -         246,613      246,613
              -             200          200   Kellogg Co. Series B 6.60%, 4/1/11                   -         228,435      228,435
              -             225          225   Kennametal, Inc. 7.20%, 6/15/12                      -         243,223      243,223
              -              98           98   Kern River Funding Corp. 144A 4.893%,
                                                4/30/18(a)                                          -          98,847       98,847
              -             155          155   Kroger Co. 7.375%, 3/1/05                            -         166,190      166,190
              -             310          310   Kroger Co. 7.45%, 3/1/08                             -         359,361      359,361
            750               -          750   Laboratory Corp. of America Holdings 5.50%,
                                                2/1/13                                        785,029               -      785,029
          1,000               -        1,000   Leucadia National Corp. 144A 7%, 8/15/13(a)    990,000               -      990,000
          1,250               -        1,250   Liberty Media Corp. 5.70%, 5/15/13           1,248,080               -    1,248,080
              -             245          245   Liberty Mutual Insurance Co. 144A 7.875%,
                                                10/15/26(a)                                         -         214,208      214,208
              -             100          100   Liberty Mutual Insurance Co. 144A 8.50%,
                                                5/15/25(a)                                          -          91,151       91,151
          1,045              60        1,105   Magnum Hunter Resources, Inc. 9.60%,
                                                3/15/12                                     1,144,275          65,700    1,209,975
              -             300          300   Manor Care Inc. 144A 6.25%, 5/1/13(a)                -         307,500      307,500
              -             250          250   Markel Corp. 6.80%, 2/15/13                          -         272,756      272,756
              -             175          175   Medco Health Solutions 7.25%, 8/15/13                -         186,528      186,528
              -             150          150   Mellon Funding Corp. 5%, 12/1/14                     -         153,252      153,252
          1,000               -        1,000   Merrill Lynch & Co. Series MTNB 5.30%,
                                                9/30/15                                     1,024,979               -    1,024,979
            800               -          800   MGM Mirage, Inc. 8.50%, 9/15/10                900,000               -      900,000
              -             200          200   MidAmerican Energy Holdings 144A 3.50%,
                                                5/15/08(a)                                          -         198,425      198,425
              -             100          100   Miller Brewing Co. 144A 5.50%, 8/15/13(a)            -         104,484      104,484
          1,500               -        1,500   Mobile Mini, Inc. 144A 9.50%, 7/1/13(a)      1,612,500               -    1,612,500
          1,560               -        1,560   Mohegan Tribal Gaming Authority 8.125%,
                                                1/1/06                                      1,690,650               -    1,690,650
          1,000               -        1,000   Motiva Enterprises LLC 144A 5.20%,
                                                9/15/12(a)                                  1,005,000               -    1,005,000
              -             225          225   National Rural Utilities Cooperative
                                                Finance Corp. 5.75%, 8/28/09                        -         227,347      227,347
              -             125          125   Nationwide Financial Services, Inc. 5.625%,
                                                2/13/15                                             -         130,174      130,174
              -             100          100   Nationwide Mutual Insurance Co. 7.50%,
                                                2/15/24                                             -         104,453      104,453
              -             100          100   New York Life Insurance Co. 144A 5.875%,
                                                5/15/33(a)                                          -         100,045      100,045
              -             100          100   Newell Rubbermaid, Inc. 4%, 5/1/10                   -          96,338       96,338
              -             250          250   News America, Inc. 6.625%, 1/9/08                    -         280,460      280,460
              -             125          125   Nextel Communications, Inc. 9.375%,
                                                11/15/09                                            -         136,250      136,250
              -              75           75   Northern States Power Co. 2.875%, 8/1/06             -          76,031       76,031
              -             130          130   Occidental Petroleum Corp. 5.875%,
                                                1/15/07                                             -         143,169      143,169
              -              80           80   Occidental Petroleum Corp. Series
                                                MTN 4.25%, 3/15/10                                  -          81,347       81,347
          1,925               -        1,925   Office Depot, Inc. 6.25%, 8/15/13            2,022,213               -    2,022,213
          1,000               -        1,000   Omnicare, Inc. 6.125%, 6/1/13                  985,000               -      985,000
              -              50           50   Owens-Brockway Glass Container,
                                                Inc. 144A 7.75%, 5/15/11(a)                         -          52,000       52,000
              -             100          100   Owens-Brockway Glass Container,
                                                Inc. 8.75%, 11/15/12                                -         107,750      107,750
              -             140          140   Owens-Brockway Glass Container,
                                                Inc. 8.875%, 2/15/09                                -         149,800      149,800
              -              75           75   Owens-Illinois, Inc. 7.15%, 5/15/05                  -          77,063       77,063
              -              50           50   Packaging Corp. of America 144A 4.375%,
                                                8/1/08(a)                                           -          50,332       50,332
              -             175          175   Packaging Corp. of America 144A 5.75%,
                                                8/1/13(a)                                           -         177,736      177,736
              -             100          100   Panhandle Eastern Pipe Line 144A 4.80%,
                                                8/15/08(a)                                          -         103,189      103,189
            375               -          375   Peabody Energy Corp Series B 6.875%,
                                                3/15/13                                       392,812               -      392,812
              -             300          300   Pemex Project Funding Master Trust
                                                144A 6.125%, 8/15/08(a)                             -         318,000      318,000
          1,000               -        1,000   Pemex Project Funding Master Trust
                                                144A 7.375%, 12/15/14(a)                    1,075,000               -    1,075,000
              -             100          100   Pemex Project Funding Master Trust
                                                7.375%, 12/15/14                                    -         107,500      107,500
              -              75           75   Pemex Project Funding Master Trust
                                                7.875%, 2/1/09                                      -          85,500       85,500
              -             250          250   Pemex Project Funding Master Trust
                                                8.625%, 2/1/22                                      -         278,750      278,750
          1,000               -        1,000   Pemex Project Funding Master Trust
                                                9.125%, 10/13/10                            1,197,500               -    1,197,500
              -             145          145   Penney (J.C.) & Co., Inc. 6%, 5/1/06                 -         146,812      146,812
          1,000               -        1,000   Phelps Dodge Corp. 8.75%, 6/1/11             1,210,513               -    1,210,513
              -             175          175   PHH Corp. 6%, 3/1/08                                 -         189,004      189,004
            750               -          750   Premcor Refining Group, Inc.
                                                (The) 144A 9.25%, 2/1/10(a)                   821,250               -      821,250
              -             195          195   Procter and Gamble Co. (The) 4.75%,
                                                6/15/07                                             -         209,005      209,005
              -              75           75   Progressive Corp. 6.25%, 12/1/32                     -          79,823       79,823
              -              75           75   Provident Companies, Inc. 6.375%,
                                                7/15/05                                             -          78,750       78,750
              -             150          150   Public Service Co. of Colorado
                                                144A 4.875%, 3/1/13(a)                              -         150,953      150,953
              -             250          250   Public Service Co. of Colorado
                                                7.875%, 10/1/12                                     -         305,018      305,018
              -              25           25   Public Service Co. of Colorado
                                                Series A 6.875%, 7/15/09                            -          28,301       28,301
              -             250          250   Quest Diagnostic, Inc. 6.75%, 7/12/06                -         276,876      276,876
              -             195          195   Quest Diagnostic, Inc. 7.50%, 7/12/11                -         230,404      230,404
              -             200          200   Raytheon Co. 6.50%, 7/15/05                          -         215,417      215,417
              -              25           25   Rite Aid Corp. 7.125%, 1/15/07                       -          25,438       25,438
              -              25           25   Rite Aid Corp. 7.625%, 4/15/05                       -          25,750       25,750
          1,000               -        1,000   Ryland Group, Inc. (The) 8%, 8/15/06         1,076,250               -    1,076,250
              -             105          105   Safeway, Inc. 6.15%, 3/1/06                          -         113,875      113,875
              -              50           50   Saks, Inc. 8.25%, 11/15/08                           -          55,000       55,000
              -             250          250   Sealed Air Corp. 144A 5.375%, 4/15/08(a)             -         260,749      260,749
              -              75           75   Sealed Air Corp. 144A 6.875%, 7/15/33(a)             -          76,768       76,768
            400              75          475   Service Corp. International 6%, 12/15/05       404,000          75,750      479,750
            600               -          600   Service Corp. International 7.20%, 6/1/06      603,000               -      603,000
              -             250          250   SLM Corp. Series MTN 3.625%, 3/17/08                 -         255,151      255,151
              -             125          125   SLM Corp. Series MTN 5.05%, 11/14/14                 -         127,149      127,149
            500               -          500   Smurfit - Stone Container Corp. 8.25%,
                                                10/1/12                                       525,000               -      525,000
              -             140          140   Southwest Gas Corp. 7.625%, 5/15/12                  -         162,011      162,011
              -             425          425   Southwestern Public Service Co. 5.125%,
                                                11/1/06(d)                                          -         449,615      449,615
              -             150          150   Sovereign Bank 5.125%, 3/15/13                       -         149,829      149,829
          1,000               -        1,000   Sprint Capital Corp. 7.625%, 1/30/11         1,127,236               -    1,127,236
          1,000               -        1,000   Sprint Capital Corp. 8.375%, 3/15/12         1,179,578               -    1,179,578
              -             300          300   StanCorp Financial Group, Inc. 6.875%,
                                                10/1/12                                             -         333,459      333,459
              -             300          300   Starwood Hotels and Resorts 6.75%,
                                                11/15/05                                            -         317,625      317,625
              -              50           50   Stater Brothers Holdings, Inc. 10.75%,
                                                8/15/06                                             -          52,625       52,625
              -             375          375   TCI Communications, Inc. 7.875%, 8/1/13              -         450,850      450,850
          1,000               -        1,000   Team Health, Inc. Series B 12%, 3/15/09      1,030,000               -    1,030,000
            500             200          700   Tenet Healthcare Corp. 5.375%, 11/15/06        492,500         197,000      689,500
            375               -          375   Tenet Healthcare Corp. 6.375%, 12/1/11         360,937               -      360,937
          1,000               -        1,000   Tesoro Petroleum Corp. 144A 8%, 4/15/08(a)   1,030,000               -    1,030,000
              -              75           75   Toll Brothers, Inc. 144A 6.875%, 11/15/12(a)         -          83,966       83,966
              -              75           75   Toys "R" Us, Inc. 7.375%, 10/15/18                   -          76,950       76,950
          1,000             125        1,125   Toys "R" Us, Inc. 7.875%, 4/15/13            1,093,560         136,695    1,230,255
              -             175          175   Travelers Property Casualty Corp. 5%,
                                                3/15/13                                             -         178,965      178,965
              -             100          100   TRW Automotive, Inc. 144A 10.125%,
                                                2/15/13(a)(i)                                       -         131,012      131,012
              -             250          250   TXU Corp. Series C 6.375%, 1/1/08                    -         257,187      257,187
              -             250          250   TXU Corp. Series J 6.375%, 6/15/06                   -         260,313      260,313
              -             125          125   TXU Energy Co. 144A 7%, 3/15/13(a)                   -         135,885      135,885
          1,000               -        1,000   Tyco International Group SA 6.375%,
                                                10/15/11                                    1,031,250               -    1,031,250
              -             125          125   Tyco International Ltd. 6.375%, 2/15/06              -         130,937      130,937
              -             175          175   U.S. Bancorp 2.75%, 3/30/06                          -         177,886      177,886
              -             125          125   UnitedHealth Group, Inc. 4.875%, 4/1/13              -         126,755      126,755
              -             130          130   UnitedHealth Group, Inc. 5.20%, 1/17/07              -         140,636      140,636
              -              70           70   UnitedHealth Group, Inc. 7.50%, 11/15/05             -          78,111       78,111
              -             100          100   UnumProvident Corp. 7.375%, 6/15/32                  -         100,000      100,000
            750             200          950   USA Interactive, Inc. 7%, 1/15/13              845,977         225,594    1,071,571
            750               -          750   Valero Energy Corp. 6.875%, 4/15/12            836,630               -      836,630
            500               -          500   Verizon Global Funding Corp. 6.875%,
                                                6/15/12                                       570,361               -      570,361
          1,000               -        1,000   Verizon Global Funding Corp. 7.25%,
                                                12/1/10                                     1,172,021               -    1,172,021
              -             125          125   Viacom, Inc. 6.40%, 1/30/06                          -         137,265      137,265
              -              60           60   Vicar Operating, Inc. 9.875%, 12/1/09                -          66,900       66,900
              -             150          150   Wal-Mart Stores, Inc. 4.55%, 5/1/13                  -         151,493      151,493
              -             250          250   Wal-Mart Stores, Inc. 6.875%, 8/10/09                -         293,878      293,878
              -             500          500   Waste Management, Inc. 7%, 10/1/04                   -         523,888      523,888
              -             380          380   Waste Management, Inc. 7.375%, 8/1/10                -         444,206      444,206
            550               -          550   WCI Communities, Inc. 9.125%, 5/1/12           591,250               -      591,250
              -             125          125   Webster Bank 5.875%, 1/15/13                         -         132,652      132,652
              -             455          455   WellPoint Health Networks, Inc. 6.375%,
                                                6/15/06                                             -         502,446      502,446
              -              25           25   Westport Resources Corp. 144A 8.25%,
                                                11/1/11(a)                                          -          27,438       27,438
              -             100          100   XCEL Energy, Inc. 144A 3.40%, 7/1/08(a)              -          97,604       97,604
              -             125          125   XM Satellite Radio, Inc. 144A 12%,
                                                6/15/10(a)                                          -         135,938      135,938
          1,200               -        1,200   XTO Energy, Inc. 7.50%, 4/15/12              1,341,000               -    1,341,000
              -              25           25   Yum! Brands, Inc. 7.70%, 7/1/12                      -          27,812       27,812
              -             125          125   Zions Bancorp. 6%, 9/15/15                           -         133,929      133,929
                                                                                           ----------     -----------   ----------
                                               TOTAL CORPORATE BONDS                       72,003,050      32,145,650  104,148,700

                                               NON-AGENCY MORTGAGE-BACKED SECURITIES--7.7%
          1,011               -        1,011   Bank of America Mortgage Securities
                                                99-7, A24 6.50%, 7/25/29                    1,010,230               -    1,010,230
          1,750               -        1,750   Commercial Resecuritization Trust
                                                01-ABC2, A1 7.17%, 2/21/13                  1,918,984               -    1,918,984
            179               -          179   CS First Boston Mortgage Securities
                                                Corp. 97-1R, 1M4 7.26%, 2/28/22(h)            178,733               -      178,733
          1,000               -        1,000   First Chicago/Lennar Trust 97-CHL1,
                                                D 7.96%, 5/29/08(h)                         1,004,531               -    1,004,531
            106               -          106   First Union Residential Securitization
                                                Trust 98-A SA4 7%, 4/25/25                    106,303               -      106,303
          1,000               -        1,000   GMAC Commercial Mortgage Securities,
                                                Inc. 97-C2, A3 6.566%, 11/15/07             1,110,569               -    1,110,569
          2,100               -        2,100   Lehman Brothers Commercial Conduit
                                                Mortgage Trust 99-C2, A2 7.325%, 9/15/09    2,466,779               -    2,466,779
          1,500               -        1,500   Master Alternative Loan Trust 02-3,
                                                M2 5.727%, 12/25/32                         1,503,750               -    1,503,750
          1,700               -        1,700   Morgan Stanley Capital I 98-W F2,
                                                C 6.77%, 7/15/30                            1,943,028               -    1,943,028
            712               -          712   Norwest Asset Securities Corp. 99-5,
                                                B3 6.25%, 3/25/14                             709,944               -      709,944
          1,234               -        1,234   Norwest Asset Securities Corp. 99-10,
                                                B3  6.25%, 4/25/14                          1,236,577               -    1,236,577
            779               -          779   Paine Webber Mortgage Acceptance Corp.
                                                00-1, M 7.75%, 9/25/30                        777,684               -      777,684
          1,023               -        1,023   Residential Funding Mortgage Securities I
                                                94-S7, M3 6.50%, 3/25/34                    1,035,308               -    1,035,308
          1,000               -        1,000   Sasco Net Interest Margin Trust
                                                03-28XS 7.50%, 9/28/33                        997,656               -      997,656
            972               -          972   Sasco Net Interest Margin Trust
                                                03-25XS 7.25%, 8/28/33                        967,754                      967,754
            489               -          489   Summit Mortgage Trust 00-1,
                                                B3 6.08%, 12/28/12(h)                         488,648               -      488,648
          1,000               -        1,000   Vanderbilt Mortgage Finance 02-C,
                                                A4 6.57%, 8/7/24                            1,037,473               -    1,037,473
                                                                                           ----------     -----------   ----------
                                               TOTAL NON-AGENCY MORTGAGE-BACKED
                                                SECURITIES                                 18,493,951               -   18,493,951

                                               FOREIGN GOVERNMENT SECURITIES--20.2%
              -             175          175   Bundesobligation Series 140 4.50%,
                                                8/17/07(i)                                          -         215,264      215,264
              -             325          325   Deutsche Bundesrepublic Series 02 5%,
                                                7/4/12(i)                                           -         409,446      409,446
          1,300               -        1,300   Federative Republic of Brazil 10%,
                                                1/16/07                                     1,395,550               -    1,395,550
          1,000               -        1,000   Federative Republic of Brazil 11.50%,
                                                3/12/08                                     1,102,500               -    1,102,500
          4,926               -        4,926   Federative Republic of Brazil PIK
                                                Interest Capitalization 8%, 4/15/14         4,533,128               -    4,533,128
          1,500               -        1,500   Government of New Zealand 404 6.50%,
                                                2/15/05                                       906,273               -      906,273
          1,750               -        1,750   Government of New Zealand 404 8%,
                                                4/15/04(k)                                  1,055,328               -    1,055,328
              -             325          325   Government of Spain 5%, 7/30/12(i)                   -         408,932      408,932
            500               -          500   Government of Ukraine 144A 7.65%,
                                                6/11/13(a)                                    500,625               -      500,625
          2,777               -        2,777   Government of Ukraine RegS 11%,
                                                3/15/07                                     3,082,131               -    3,082,131
          1,500               -        1,500   Republic of Austria 5.50%, 10/20/07(i)       1,909,456               -    1,909,456
            496               -          496   Republic of Bulgaria 144A 8.25%,
                                                1/15/15(a)                                    567,300               -      567,300
            254               -          254   Republic of Bulgaria RegS 8.25%,
                                                1/15/15                                       290,513               -      290,513
          1,000               -        1,000   Republic of Chile 5.50%, 1/15/13             1,040,000               -    1,040,000
          1,000               -        1,000   Republic of Colombia 10.50%, 1/13/08         1,107,500               -    1,107,500
            500               -          500   Republic of Colombia 10%, 1/23/12              546,250               -      546,250
          1,500               -        1,500   Republic of Colombia 10.75%, 1/15/13         1,687,500               -    1,687,500
            350               -          350   Republic of Lithuania 4.50%, 3/5/13(i)         406,981               -      406,981
          1,000               -        1,000   Republic of Panama 8.25%, 4/22/08            1,110,000               -    1,110,000
            500               -          500   Republic of Panama 9.625%, 2/8/11              573,750               -      573,750
          1,000               -        1,000   Republic of Philippines 9%, 2/15/13          1,080,000               -    1,080,000
          1,000               -        1,000   Republic of Philippines 8.25%, 1/15/14       1,017,500               -    1,017,500
          1,000               -        1,000   Republic of South Africa 5.25%, 5/16/13(k)   1,136,893               -    1,136,893
          5,000               -        5,000   Republic of South Africa R 150 12%,
                                                2/28/05(j)                                    755,123               -      755,123
          1,500               -        1,500   Republic of Turkey 11.75%, 6/15/10           1,721,250               -    1,721,250
            500               -          500   Republic of Turkey 11%, 1/14/13                553,750               -      553,750
          1,500               -        1,500   Republic of Turkey 9.50%, 1/15/14            1,533,750               -    1,533,750
          3,000               -        3,000   Republic of Venezuela 9.25%, 9/15/27         2,334,000               -    2,334,000
          2,125               -        2,125   Republic of Venezuela 144A 10.75%,
                                                9/19/13(a)                                  1,965,625               -    1,965,625
          1,286               -        1,286   Republic of Venezuela DCB Series DL 1.875%,
                                                12/18/07(h)                                 1,164,375               -    1,164,375
          5,750               -        5,750   Russian Federation RegS 5%, 3/31/30(h)       5,453,516               -    5,453,516
          1,500               -        1,500   Russian Ministry of Finance Series V 3%,
                                                5/14/08                                     1,338,750               -    1,338,750
              -              50           50   United Mexican States 4.625%, 10/8/08                -          51,000       51,000
            500               -          500   United Mexican States 6.625%, 3/3/15           525,250               -      525,250
          4,500               -        4,500   United Mexican States 7.50%, 1/14/12         5,089,500               -    5,089,500
              -              60           60   United Mexican States Series MTNA 6.375%,
                                                1/16/13                                             -          63,300       63,300
              -             150          150   United Mexican States Series MTNA 8%,
                                                9/24/22                                             -         165,375      165,375
                                                                                           ----------     -----------   ----------
                                               TOTAL FOREIGN GOVERNMENT SECURITIES         47,484,067       1,313,317   48,797,384

                                               FOREIGN CORPORATE BONDS--10.0%
          1,500             550        2,050   British Sky Broadcasting plc 6.875%,
                                                2/23/09                                     1,679,124         615,679    2,294,803
              -             250          250   British Sky Broadcasting plc 7.30%,
                                                10/15/06                                            -         279,817      279,817
            750               -          750   Cascades, Inc. 144A 7.25%, 2/15/13(a)          768,750               -      768,750
          1,750               -        1,750   Cia Brasileira de Bebidas 144A 8.75%,
                                                9/15/13(a)                                  1,767,500               -    1,767,500
            750               -          750   Clondalkin Industries plc 10.625%,
                                                1/15/10(i)                                    947,653               -      947,653
              -              90           90   Corus Entertainment, Inc. 8.75%, 3/1/12              -          98,550       98,550
          1,500               -        1,500   Crown European Holdings SA 144A 10.25%,
                                                3/1/11(a)(i)                                1,856,003               -    1,856,003
              -              75           75   Deutsche Telekom International Finance
                                                BV 3.875%, 7/22/08                                  -          75,728       75,728
          1,000               -        1,000   Deutsche Telekom International Finance
                                                BV 8.50%, 6/15/10(h)                        1,223,222               -    1,223,222
          1,000               -        1,000   Deutsche Telekom International Finance
                                                DT 8.75%, 6/15/30(h)                        1,268,503               -    1,268,503
              -              50           50   Fresenius Finance BV 144A 7.75%,
                                                4/30/09(a)(i)                                       -          61,466       61,466
              -             125          125   Hanson Australia Funding 5.25%, 3/15/13              -         126,951      126,951
            500               -          500   Innova S de R.L. 144A 9.375%, 9/19/13(a)       505,625               -      505,625
          1,000               -        1,000   Kazkommerts International BV 144A 8.50%,
                                                4/16/13(a)                                    977,500               -      977,500
            250               -          250   Kazkommerts International BV RegS 10.125%,
                                                5/8/07                                        273,750               -      273,750
          1,600               -        1,600   Korea Development Bank 5.75%, 9/10/13        1,320,658               -    1,320,658
          1,280               -        1,280   Kyivstar GSM RegS 12.75%, 11/21/05           1,420,800               -    1,420,800
            750               -          750   MEI Euro Finance Ltd. 144A 8.75%, 5/22/10(a)   755,625               -      755,625
            150               -          150   Norske Skogindustrier 144A 6.125%,
                                                10/15/15(a)                                   154,307               -      154,307
            750               -          750   Oil Insurance Ltd. 144A 5.15%, 8/15/33(a)     768,757               -      768,757
          2,250               -        2,250   Petrobras International Finance W.I.
                                                9.125%, 7/2/13                              2,306,250               -    2,306,250
              -             100          100   Rogers Cable, Inc. 144A 6.25%, 6/15/13(a)            -          99,875       99,875
          1,000               -        1,000   Rogers Cable, Inc. 7.875%, 5/1/12            1,087,500               -    1,087,500
              -              75           75   Sabmiller plc 144A 6.625%, 8/15/33(a)                -          80,700       80,700
          1,000               -        1,000   Turanalem Finance BV 144A 7.875%,
                                                6/2/10(a)                                     952,500               -      952,500
              -             300          300   Tyco International Group SA 6.375%,
                                                6/15/05                                             -         312,000      312,000
            500               -          500   Tyumen Oil Co. 144A 11%, 11/6/07(a)            562,500               -      562,500
          1,000               -        1,000   Vale Overseas Ltd. 144A 9%, 8/15/13(a)       1,042,500               -    1,042,500
              -             175          175   Valentia Telecommunion Ltd.
                                                144A 7.25%, 8/15/13(a)                              -         211,439      211,439
            500               -          500   Xerox Capital Europe plc 5.875%,
                                                5/15/04                                       505,000               -      505,000
                                                                                           ----------     -----------   ----------
                                               TOTAL FOREIGN CORPORATE BONDS               22,144,027       1,962,205   24,106,232

                                               CREDIT LINKED NOTES--0.9%
          2,000               -        2,000   Federative Republic of Brazil 9.43%,
                                                8/20/06                                     2,083,400               -    2,083,400
                                                                                           ----------     -----------   ----------
                                                TOTAL CREDIT LINKED NOTES                   2,083,400               -    2,083,400

                                               CONVERTIBLE BONDS--0.6%
              -          50,000       50,000   Candescent Technologies Corp.
                                                Cv. 144A 8%, 11/1/03(a)(b)(c)(e)                    -           4,250        4,250
              -           1,500        1,500   Nextel Communications, Inc.
                                                Cv 5.25%, 1/15/10                           1,406,250               -    1,406,250
                                                                                           ----------     -----------   ----------
                                               TOTAL CONVERTIBLE BONDS                      1,406,250           4,250    1,410,500

                                               LOAN AGREEMENTS--1.0%
            929               -          929   Republic of Algeria(f)(h)                      910,000               -      910,000
          1,500               -        1,500   United Pan-Europe Communications
                                                Tranche C2(g)(h)                            1,402,500               -    1,402,500
                                                                                           ----------     -----------   ----------
                                               TOTAL LOAN AGREEMENTS                        2,312,500               -    2,312,500

                                               COMMON STOCKS--0.0%
         64,050               -       64,050   AT&T Latin America Corp. Class A(c)              3,843               -        3,843
                                                                                           ----------     -----------   ----------
                                               TOTAL COMMON STOCKS                              3,843               -        3,843

                                               PREFERRED STOCKS--0.0%
              -           3,925        3,925   Chevy Chase Bank Pfd.                                           98,861       98,861
                                                                                           ----------     -----------   ----------
                                               TOTAL PREFERRED STOCKS                               -          98,861       98,861

                                               SHORT-TERM OBLIGATIONS--3.0%
              -             200          200   Prudential Funding 1.07%, 10/1/03                    -         200,000      200,000
          3,650               -        3,650   CXC, Inc. 1.12%, 10/1/03                     3,650,000               -    3,650,000
          2,990               -        2,990   Wal-Mart Stores, Inc. 1.05%, 10/2/03         2,989,913               -    2,989,913
            300               -          300   CXC, Inc. 1.05%, 10/6/03                       299,956               -      299,956
                                                                                           ----------     -----------  -----------
                                               TOTAL SHORT-TERM OBLIGATIONS                 6,939,869         200,000    7,139,869

                                               TOTAL INVESTMENTS--102.0%                  196,915,142      49,417,125  246,332,267
                                               (Identified cost $186,059,241,
                                                $47,134,499 and $233,193,740)
                                               Other assets and liabilities, net---(2.0)%  (5,229,047)        474,068   (4,754,979)
                                                                                         ------------    ------------  -----------

                                               NET ASSETS--100.0%                        $191,686,095    $ 49,891,193  241,577,288
                                                                                         ============    ============  ===========

(a) Security exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, these securities amounted to a value of $41,561,231 or 17.21% of net assets.
(b) Illiquid. Security valued at fair value as determined by the good faith by or under the direction of the Trustees. At
    September 30, 2003, this security amounted to $4,250 or 0.0% of net assets.
(c) Non-income producing.
(d) All or a portion segregated as collateral for when-issued securities and forward currency contracts.
(e) Security in default.
(f) Restricted security was acquired on 11/1/01 at a cost of $1,125,000.
(g) Restricted security was acquired on 3/31/03 at a cost of $934,000.
(h) Variable or step coupon security, interest rate shown reflects the rate currently in effect.
(i) Par value represents Euro.
(j) Par value represents South African Rand.
(k) Par value represents New Zealand Dollar.
(l) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.

                                               SEE NOTES TO PRO FORMA FINANCIAL
                                                STATEMENTS


 Phoenix-Goodwin Multi-Sector Fixed Income Series/Phoenix-Janus Flexible Income Series
 Pro Forma Combining Statement of Assets and Liabilities
 September 30, 2003 (Unaudited)

                                             ==================     ==================    ================    ================
                                             Phoenix-Goodwin        Phoenix-Janus                                Pro Forma
                                             Multi-Sector Fixed     Flexible Income          Adjustments         Combining
                                             Income Series          Series                                       Portfolios
                                             ==================     ==================    ================    ================
  ASSETS

  Investment securities at value
      (Identified cost $186,059,241,
        $47,134,499, and $233,193,740)      $       196,915,142    $        49,417,125                       $     246,332,267
  Cash                                                   55,936                 92,153                                 148,089
  Receivables
    Investment securities sold                          734,269                155,546                                 889,815
    Interest                                          2,743,932                633,362                               3,377,294
  Prepaid expenses                                        4,562                  1,182                                   5,745
                                               ----------------       ----------------    ----------------    ----------------
      Total assets                                  200,453,841             50,299,369                   -         250,753,210

  LIABILITIES
  Payables
    Net unrealized depreciation on
      forward currency contracts                         98,100                 22,394                                 120,494
    Investment securities purchased                   8,500,302                309,165                               8,809,467
    Investment advisory fee                              78,167                 23,660                                 101,827
    Administration fee                                   12,032                  3,105                                  15,137
    Financial agent fee                                  13,331                  5,830                                  19,160
    Trustees' fee                                         1,110                  1,110                                   2,220
  Accrued expenses                                       64,704                 42,912                                 107,616
                                               ----------------       ----------------    ----------------    ----------------
      Total liabilities                               8,767,745                408,176                   -           9,175,921
                                               ----------------       ----------------    ----------------    ----------------
  NET ASSETS                                $       191,686,095    $        49,891,193                   -   $     241,577,288
                                               ================       ================    ================    ================


  Shares of beneficial interest
    outstanding                                      20,935,218              4,487,851             961,073(a)       26,384,142
  Net assets                                $       191,686,095    $        49,891,193                       $     241,577,288

  Net asset value per share                 $              9.16    $             11.12                       $            9.16




  (a) Adjustment reflects additional shares issued in conversion.

                     See Notes to Pro Forma Financial Statements.

Phoenix-Goodwin Multi-Sector Fixed Income Series / Phoenix-Janus Flexible Income Series
Pro Forma Combining Statement of Operations
October 1, 2002 through September 30, 2003 (Unaudited)




                                               ==================       ==================     ==================    ===============
                                               Phoenix-Goodwin          Phoenix-Janus                                Pro Forma
                                               Multi-Sector Fixed       Flex Income                Adjustments       Combining
                                               Income Series            Series                                       Portfolios
                                               ==================       ==================     ==================    ===============

INVESTMENT INCOME
Interest                                      $        13,615,735      $         2,363,337    $                 -     $  15,979,072
                                               ------------------       ------------------     ------------------     -------------

      Total investment income                          13,615,735                2,363,337                               15,979,072
                                               ------------------       ------------------     ------------------     -------------

EXPENSES

Investment advisory fee                                   933,255                  371,594               (139,348) (a)    1,165,500
Financial agent fee                                       163,964                   68,714                (41,915) (a)      190,764
Administration fee                                        109,347 (b)               27,817 (b)             42,322  (b)      179,487
Printing                                                   39,738                   42,174                 (4,640) (a)       77,272
Professional                                               25,314                   29,645                (16,757) (a)       38,202
Custodian                                                  54,320                   32,681                (29,435) (a)       57,566
Trustees                                                    3,625                    3,625                 (1,812) (a)        5,438
Miscellaneous                                              27,467                   16,885                (12,763) (a)       31,589
                                               ------------------       ------------------     ------------------     -------------

   Total expenses                                       1,357,030                  593,136               (204,348)        1,745,818
   Custodian fees paid indirectly                         (3,490)                    (420)                     -             (3,910)
   Less expenses borne by investment advisor                   -                 (104,910)               104,910  (a)            -
                                               ------------------       ------------------     ------------------     -------------

      Net expenses                                      1,353,540                  487,806                (99,438)        1,741,908
                                               ------------------       ------------------     ------------------     -------------

NET INVESTMENT INCOME (LOSS)                           12,262,195                1,875,531                 99,438        14,237,164



NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Net realized gain (loss) on securities                  7,934,962                1,062,715                      -         8,997,677

Net realized gain on foreign currency
transactions                                             (100,159)                (116,115)                     -          (216,274)

Net change in unrealized appreciation
(depreciation) on investments                           5,412,696                  545,630                      -         5,958,326

Net change in unrealized appreciation
(depreciation) on foreign currency and
foreign currency transactions                               6,109                       (5)                     -             6,104

Net change in unrealized appreciation
(depreciation) on forward contracts                       (98,101)                 (22,394)                     -          (120,495)

Net gain (loss)  on investments                        13,155,507                1,469,831                      -        14,625,338
                                               ------------------       ------------------     ------------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     $        25,417,702      $         3,345,362    $            99,438    $   28,862,502
                                               ==================       ==================     ==================     =============

Adjustments:

(a) Reflects elimination of target fund contracts.
(b) Reflects new Administration Fees of 0.077% for a nine month period, 1/1/03 to 9/30/03. The adjustment column reflects what the annual fee would be based on combined net assets.
Note: The expenses for Phoenix-Goodwin Multi-Sector Fixed Income Fund are based on the expense schedule which became effective
6/30/03.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES / PHOENIX-JANUS FLEXIBLE INCOME SERIES
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
SEPTEMBER 30, 2003 (UNAUDITED)

1.  BASIS OF COMBINATION

The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Phoenix-Janus Flexible Income Series ("Janus Flex") into the Phoenix-Goodwin Multi-Sector Fixed Income Series ("Multi-Sector"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets of Janus Flex to Multi-Sector and the subsequent liquidation of Janus Flex. The accounting survivor in the proposed merger will be Multi-Sector. This is because although Janus Flex has the same investment objective as Multi-Sector, the surviving fund will invest in a style that is similar to the way in which Multi-Sector is currently operated (including hedging and investment in debt securities). Additionally, Multi-Sector has a significantly larger asset base than Janus Flex.

The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Janus Flex and Multi-Sector are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.


2.  SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of Multi-Sector which would have been issued at September 30, 2003 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of September 30, 2003, of Janus Flex of $49,891,193 and the net asset value of Multi-Sector of $9.16. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding as calculated above.

3.  PRO FORMA OPERATIONS

Pro Forma operating expenses include the expenses of Multi-Sector restated to reflect the expense schedule which became effective June 30, 2003, the actual expenses of each Janus Flex and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for Multi-Sector at the combined level of average net assets for the period ended September 30, 2003.

4.  PORTFOLIO VALUATION

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

                                     PART C

                                OTHER INFORMATION

ITEM 15.       INDEMNIFICATION

   The response to this item is incorporated by reference to Part A of the Prospectus/Proxy Statement in this Registration Statement under the caption "Comparative Information on Shareholder Rights-Liability of Trustees."

ITEM 16.       EXHIBITS

(1)     Amended Declaration of Trust.

        1. Declaration of Trust of the Registrant establishing the Big Edge Series Fund dated February 18, 1986, filed with the Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.

        2. Amendment to Declaration of Trust effective February 28, 1990, establishing the International Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

        3. Amendment to Declaration of Trust effective November 14, 1991, conforming the Fund's borrowing restrictions to California Department's Borrowing Guidelines, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

        4. Amendment to Declaration of Trust effective May 1, 1992, changing the name of the Trust to The Phoenix Edge Series Fund, establishing the Balanced Series, and changing the names of Stock Series to Growth Series and Total-Vest Series to Total Return Series filed with Post-Effective Amendment No. 8 on April 28, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

        5. Amendment to Declaration of Trust effective January 1, 1995, establishing the Real Estate Securities Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

        6. Amendment to Declaration of Trust effective November 15, 1995, establishing the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

        7. Amendment to Declaration of Trust effective February 21, 1996, changing the name of the Series currently designated "Bond Series" to the "Multi-Sector Fixed Income Series," filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.

        8. Amendment to Declaration of Trust effective August 21, 1996, establishing the Aberdeen New Asia Series and changing the name of the Total Return Series to Strategic Allocation Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

        9. Amendment to Declaration of Trust effective May 28, 1997, establishing the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

        10. Amendment to Declaration of Trust effective February 27, 1998, establishing the Engemann Nifty Fifty Series, Seneca Mid-Cap Series, Phoenix Growth and Income Series, Phoenix Value Equity Series and Schafer Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 46 on April 30, 2003.

        11. Amendment to Declaration of Trust dated May 1, 1998 for Scribner's error in Amendment filed February 27, 1998, filed via Edgar with Post-Effective Amendment No. 46 on April 30, 2003.

        12. Amendment to Declaration of Trust effective May 1, 1999, changing the name of the Series currently designated as Balanced Series, Multi-Sector Fixed Income Series, Money Market Series, Strategic Allocation Series, Growth Series, International Series, Real Estate Securities Series, Strategic Theme Series, Aberdeen New Asia Series, Research Enhanced Index Series, Engemann Nifty Fifty Series, Schafer Mid-Cap Value Series, Seneca Mid-Cap Growth Series, Phoenix Value Equity Series, and Phoenix Growth and Income Series to Phoenix-Goodwin Balanced Series, Phoenix-Goodwin Multi-Sector Fixed Income Series, Phoenix-Goodwin Money Market Series, Phoenix-Goodwin Strategic Allocation Series, Phoenix-Goodwin Growth Series, Phoenix-Aberdeen International Series, Phoenix-Duff & Phelps Real Estate Securities Series, Phoenix-Goodwin Strategic Theme Series, Phoenix-Aberdeen New Asia Series, Phoenix Research Enhanced Index Series, Phoenix-Engemann Nifty Fifty Series, Phoenix-Schafer Mid-Cap Value Series, Phoenix-Seneca Mid-Cap Growth Series, Phoenix-Hollister Value Equity Series, and Phoenix-Oakhurst Growth and Income Series, filed via Edgar with Post-Effective Amendment No. 46 on April 30, 2003.

        13. Amendment to Declaration of Trust effective December 1, 1999, establishing the Phoenix-Bankers Trust Dow 30 Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-Janus Equity Income Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series and Phoenix-Morgan Stanley Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

        14. Amendment to Declaration of Trust effective December 1, 1999, changing names of Phoenix-Goodwin Growth Series to Phoenix-Engemann Capital Growth Series, Phoenix-Goodwin Strategic Theme Series to Phoenix-Seneca Strategic Theme Series, Phoenix-Goodwin Balanced Series to Phoenix-Oakhurst Balanced Series, and Phoenix-Goodwin Strategic Allocation Series to Phoenix-Oakhurst Strategic Allocation Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

        15. Amendment to Declaration of Trust effective April 21, 2000, changing name of Phoenix-Research Enhanced Index Series to Phoenix-J.P. Morgan Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 46 on April 30, 2003.

        16. Amendment to Declaration of Trust effective July 26, 2000, establishing the Phoenix-Bankers Trust Nasdaq-100 Index(R) Series and Phoenix-Engemann Small & Mid-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

        17. Amendment to Declaration of Trust effective September 29, 2000, establishing the "Phoenix-Sanford Bernstein Global Value Series" and "Phoenix-Sanford Bernstein Small-Cap Value Series" and changing the name of "Phoenix-Schafer Mid-Cap Value

              Series" to "Phoenix-Sanford Bernstein Mid-Cap Value Series", filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

        18. Amendment to Declaration of Trust effective May 1, 2001, changing the name of "Phoenix-Bankers Trust Dow 30 Series" to "Phoenix-Deutsche Dow 30 Series", and "Phoenix-Bankers Trust Nasdaq-100 Index Series" to "Phoenix-Deutsche Nasdaq-100 Index Series", filed via Edgar with Post-Effective Amendment No. 46 on April 30, 2003.

        19. Amendment to Declaration of Trust effective August 31, 2001 establishing the "Phoenix-AIM Mid-Cap Equity Series", "Phoenix-Alliance/Bernstein Growth + Value Series", "Phoenix-MFS Investors Growth Stock Series", "Phoenix-MFS Investors Trust Series" and "Phoenix-MFS Value Series", and changing the name of "Phoenix-Janus Equity Income Series" to "Phoenix-Janus Core Equity Series", filed via Edgar with Post-Effective Amendment No. 46 on April 30, 2003.

        20. Amendment to Declaration of Trust effective as of October 29, 2001 amending the fundamental investment restrictions of each Series, filed via Edgar with Post-Effective Amendment No. 41 on March 1, 2002.

        21. Amendment to Declaration of Trust effective as of March 18, 2002, merging of Phoenix-Oakhurst Balanced Series into Phoenix-Oakhurst Strategic Allocation Series, Phoenix-Engemann Nifty Fifty Series into Phoenix-Engemann Growth Series, and Phoenix-Janus Core Equity Series Income Series into Phoenix-Janus Growth Series, filed via Edgar with Post-Effective Amendment No. 42 on April 29, 2002.

        22. Amendment to Declaration of Trust effective May 10, 2002, changing the name of "Phoenix-Morgan Stanley Focus Equity Series" to "Phoenix-Van Kampen Focus Equity Series", filed via Edgar with Post-Effective Amendment No. 43 on May 24, 2002.

        23. Amendment to Declaration of Trust effective August 9, 2002, establishing "Phoenix-Kayne Large-Cap Core Series", "Phoenix-Kayne Small-Cap Quality Value Series", "Phoenix-Lord Abbett Large-Cap Value Series", 'Phoenix-Lord Abbett Mid-Cap Value Series", "Phoenix-Lord Abbett Bond-Debenture Series", "Phoenix-Lazard International Equity Select Series", "Phoenix-Lazard Small-Cap Value Series", "Phoenix-Lazard U.S. Multi-Cap Series" and "Phoenix-State Street Research Small-Cap Growth Series" and amending Section 4.2 of Article IV list of Series as described in Trust's registration statement, filed via Edgar with Post-Effective Amendment No. 46 on April 30, 2003.

        24. Amendment to Declaration of Trust effective as of October 25, 2002 deleting reference to Phoenix-Federated U.S. Government Bond Series, filed via Edgar with Post-Effective Amendment No. 45 on February 24, 2003.

(2)     Not Applicable.

(3)     Not Applicable.

(4) Agreement and Plan of Reorganization (included as Appendix A to the Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(5) Reference is hereby made to Registrant's Amended Declaration of Trust referenced in Exhibit 1 above.

(6)

    (a) Investment Advisory Agreements.

        (1) Investment Advisory Agreement by and between Registrant and Phoenix Investment Counsel, Inc. dated January 1, 1993 (currently pertaining to the Phoenix-Aberdeen International Series (f/k/a International Series), Phoenix-Engemann Capital Growth Series (f/k/a Growth Series), Phoenix-Goodwin Money Market Series (f/k/a Money Market Series), Phoenix-Goodwin Multi-Sector Fixed Income Series (f/k/a Bond Series), Phoenix-Oakhurst Balanced Series (f/k/a Balanced Series), and Phoenix-Oakhurst Strategic Allocation Series (f/k/a Total Return Series) previously filed with Post-Effective Amendment No. 11 on May 2, 1994 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

        (2) Instrument to Amend Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. pertaining to Phoenix-Seneca Strategic Theme Series (f/k/a Phoenix Strategic Theme Series) effective January 23, 1996, filed via Edgar with Post-Effective Amendment No. 46 on April 30, 2003.

        (3) Second Amendment to Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc., dated August 9, 2002 covering the Phoenix-Kayne Large-Cap Core Series and Phoenix-Kayne Small-Cap Quality Value Series and deleting reference to Phoenix-Oakhurst Balanced Series (f/k/a Balanced Series) and Phoenix-Engemann Nifty Fifty Series, filed via Edgar with Post-Effective Amendment No. 46 on April 30, 2003.

        (4) Third Amendment to Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated November 12, 2002 to reflect duties to proxy voting and reflect investment program designed to manage cash, cash equivalents and short-term investments, filed via Edgar with Post-Effective Amendment No. 46 on April 30, 2003.

        *(5) Fourth Amendment to Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated May 9, 2003 (pertaining to addition of new series named Phoenix-Goodwin Multi-Sector Short Term Bond Series), filed herewith.

        *(6) Fifth Amendment to Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated August 12, 2003 (pertaining to addition of new series named Phoenix-Goodwin Multi-Sector Short Term Series - change in fee schedule from Fourth Amendment), filed herewith.

(7)     Not Applicable.

(8)     Not Applicable.

(9)     Custodian Agreement.

    (a) Global Custody Agreement between Registrant and The Chase Manhattan Bank, NA effective May 1, 1990, covering the International Series, filed with Post-Effective Amendment No. 4 on March 13, 1990 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

    (b) Amendment to Global Custody Agreement between Registrant and The Chase Manhattan Bank, NA effective May 1, 1992, covering International, Money Market, Growth, Bond, Total Return and Balanced Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

(10)    Not Applicable.

(11) Opinion and Consent of Matthew A. Swendiman, Esq., with respect to the legality of the shares being issued (to be filed by Amendment).

(12) Opinion and Consent of McDermott, Will & Emery with respect to a tax free reorganization (to be filed by Amendment).

(13)(a) Financial Agent Agreement between Registrant and Phoenix Home Life Mutual Insurance Company with respects to Phoenix Home Life Variable Accumulation Account (VA) and Phoenix Home Life Variable Universal Life Account dated November 15, 1995, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

    (b) Transfer Agency Agreement between Registrant and Phoenix Equity Planning Corporation dated August 29, 1988 filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

    (c) Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996, filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

    (d) First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective February 27, 1998, filed via Edgar with Post-Effective Amendment No. 25 on April 29, 1998.

    (e) *Second Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective June 1, 1998, filed herewith.

    (f) *Third Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective October 29, 2001, filed herewith.

    (g) *Fourth Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective August 9, 2002, filed herewith.

    (h) *Fifth Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective January 1, 2003, filed herewith.

    (i) Service Agreement between the Registrant, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company dated January 1, 2003, filed herewith.

        *(i)(1) First Amendment to Service Agreement between Registrant, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company dated November 11, 2003, filed herewith.

    (j) *Code of Ethics Amended and Restated for The Phoenix Edge Series Fund and Phoenix Variable Advisors, Inc., filed herewith.

    (k) *Code of Ethics Amended and Restated for Phoenix Funds, Phoenix-Duff & Phelps Institutional Mutual Funds, Phoenix-Aberdeen Series Fund, Phoenix- Engemann Funds, and Phoenix-Zweig Funds, filed herewith.

(14)    *Consent of PricewaterhouseCoopers LLP, filed herewith.

(15)    Not Applicable.

(16)    *Power of Attorney, filed herewith.

(17)(a) *Form of Voting Instructions Card and Proxy Card for Phoenix-Janus Flexible Income Series, filed herewith.

    (b) Current Prospectus of The Phoenix Edge Series Fund, as filed via Edgar on Form N-1A on April 30, 2003 with Post-Effective Amendment No. 46, and supplements dated May 1, 2003, May 8, 2003, June 2, 2003, June 11, 2003, July 24, 2003, October 15, 2003 and November 5, 2003 to the Prospectus dated May 1, 2003 and incorporated by reference.
------------------
* Filed herewith.

Item 17.        Undertakings

        (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

        (3) The undersigned Registrant agrees to file, by post-effective amendment, an Opinion of Counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES
                                   ----------

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Hartford and State of Connecticut on the 16th day of January, 2004.

                                        THE PHOENIX EDGE SERIES FUND


Attest:   /s/ Richard J. Wirth          By:       /s/Philip R. McLoughlin
         ---------------------------              ------------------------------
              Richard J. Wirth          Name:     Philip R. McLoughlin
              Secretary                 Title:    President

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on this 16th day of January, 2004.

Signature                                   Title
---------                                   -----

/s/Nancy G. Curtiss
------------------------------------
Nancy G. Curtiss                        Vice President, Treasurer and Principal
                                        Financial and Accounting Officer


------------------------------------
Frank M. Ellmer*                        Trustee


------------------------------------
John A. Fabian*                         Trustee


------------------------------------
Roger A. Gelfenbien*                    Trustee


------------------------------------
Michael J. Gilotti*                     Trustee and Executive Vice President


------------------------------------
Eunice S. Groark*                       Trustee


------------------------------------
Frank E. Grzelecki*                     Trustee


------------------------------------
John R. Mallin*                         Trustee

/s/Philip R. McLoughlin
-----------------------
Philip R. McLoughlin                    Trustee and President, Chief Executive
                                        Officer and Chairman
                                        (Principal Executive Officer)


*By:/s/ Philip R. McLoughlin
    ------------------------
*       Pursuant to power of attorney, filed herewith.










                                      S-2